UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments November 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Growth Company

Fund

Annual Report

November 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	8.90%	16.48%	10.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Steve Wymer: For the year, fund's share classes posted gains in the high single digits, outpacing the 6.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, stock selection drove the fund's outperformance, with sector allocation also turning up positive. Picks in the pharmaceuticals, biotechnology & life sciences and semiconductors & semiconductor equipment groups contributed the most. The fund's biggest individual contributor was semiconductor firm NVIDIA, which has shown leadership in "machine-learning," including driverless cars. The stock rose in the period's second half on two consecutive quarters of better-than-expected quarterly results. Conversely, picks in food, beverage & tobacco weighed most heavily on the fund's performance, largely due to the fund's overweighting in Keurig Green Mountain - its largest individual detractor this period. Keurig suffered a number of setbacks the past year, starting with the unsuccessful launch of its second-generation beverage-brewing machine in late 2014. The stock hit a near three-year low in November when an analyst lowered a forecast for Keurig's sales due to decreased prices on its coffee brewers, lower K-Cup volumes and weak demand for its new Keurig Kold machines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period C June 1, 2015 to November 30, 2015
Growth Company	.89%
Actual		$ 1,000.00	$ 1,011.90	$ 4.49
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.51
Class K	.79%
Actual		$ 1,000.00	$ 1,012.50	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	6.2
Salesforce.com, Inc.	4.5	4.4
Alphabet, Inc. Class A	3.7	2.1
Amazon.com, Inc.	3.7	2.2
NVIDIA Corp.	2.9	2.1
Facebook, Inc. Class A	2.8	2.2
Alphabet, Inc. Class C	2.3	1.8
Regeneron Pharmaceuticals, Inc.	2.2	2.2
Alkermes PLC	1.8	1.5
Monster Beverage Corp.	1.4	1.2
	31.0
Top Five Market Sectors as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.0	35.1
Health Care	22.6	24.1
Consumer Discretionary	18.4	15.5
Consumer Staples	8.6	8.5
Industrials	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2015*		As of May 31, 2015**
	Stocks 97.9%		Stocks 98.1%
	Convertible Securities 1.9%		Convertible Securities 1.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	7.4%	** Foreign investments	7.1%

Annual Report

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.3%
Auto Components - 0.1%
Johnson Controls, Inc.	672,800	$ 30,949
Automobiles - 0.3%
Tesla Motors, Inc. (a)	598,700	137,857
Hotels, Restaurants & Leisure - 4.1%
Buffalo Wild Wings, Inc. (a)	754,100	120,837
China Lodging Group Ltd. ADR (a)	332,200	9,474
Chipotle Mexican Grill, Inc. (a)	233,800	135,499
Chuy's Holdings, Inc. (a)(d)(e)	1,362,542	45,305
Del Taco Restaurants, Inc. (a)	1,604,000	17,708
Domino's Pizza, Inc.	318,800	34,261
Dunkin' Brands Group, Inc. (d)	1,814,540	76,973
Fiesta Restaurant Group, Inc. (a)	288,800	11,099
Homeinns Hotel Group ADR (a)(d)(e)	2,544,222	78,489
Hyatt Hotels Corp. Class A (a)(d)	564,640	27,831
Las Vegas Sands Corp.	751,900	33,129
McDonald's Corp.	3,418,400	390,245
Panera Bread Co. Class A (a)	282,000	51,268
Papa John's International, Inc.	1,018,200	58,526
Starbucks Corp.	6,376,800	391,472
Starwood Hotels & Resorts Worldwide, Inc.	1,629,600	117,070
Wingstop, Inc. (d)	133,500	2,877
Yum! Brands, Inc.	1,345,600	97,569
		1,699,632
Household Durables - 0.0%
Jarden Corp. (a)	62,600	2,922
Internet & Catalog Retail - 5.6%
Amazon.com, Inc. (a)	2,296,601	1,526,780
Ctrip.com International Ltd. sponsored ADR (a)(d)	732,900	78,428
Etsy, Inc. (d)	246,700	2,297
Expedia, Inc.	94,700	11,659
Groupon, Inc. Class A (a)(d)	3,949,900	11,415
JD.com, Inc. sponsored ADR (a)(d)	243,100	7,458
Netflix, Inc. (a)	1,473,900	181,776
Priceline Group, Inc. (a)	211,068	263,592
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	307,400	13,842
The Honest Co., Inc. (a)(i)	39,835	1,823
TripAdvisor, Inc. (a)	203,100	16,729
Vipshop Holdings Ltd. ADR (a)(d)	9,901,200	163,667
Wayfair LLC Class A (a)(d)	638,738	24,215
		2,303,681
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 1.5%
Comcast Corp. Class A	5,884,300	$ 358,118
Lions Gate Entertainment Corp.	257,092	8,726
The Walt Disney Co.	1,947,900	221,028
Twenty-First Century Fox, Inc. Class A	785,600	23,183
		611,055
Multiline Retail - 0.4%
Dollar General Corp.	280,400	18,341
Dollar Tree, Inc. (a)	675,100	50,943
Nordstrom, Inc.	250,200	14,089
Target Corp.	884,089	64,096
		147,469
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A (d)	156,900	4,012
AutoNation, Inc. (a)	555,400	35,501
CarMax, Inc. (a)	1,592,621	91,257
DavidsTea, Inc. (d)	934,657	10,992
Five Below, Inc. (a)(d)	1,258,616	35,254
Home Depot, Inc.	3,289,300	440,371
L Brands, Inc.	1,035,100	98,759
Restoration Hardware Holdings, Inc. (a)(d)(e)	2,067,516	185,808
Urban Outfitters, Inc. (a)	346,100	7,753
		909,707
Textiles, Apparel & Luxury Goods - 4.1%
adidas AG	1,778,600	171,788
Columbia Sportswear Co.	1,878,400	87,965
Kate Spade & Co. (a)(e)	7,779,315	155,897
lululemon athletica, Inc. (a)(d)(e)	9,475,751	453,130
NIKE, Inc. Class B	2,534,200	335,224
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,884,840	298,522
Tory Burch LLC (h)(i)	324,840	18,625
Tory Burch LLC Class A unit (h)(i)	950,844	49,976
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	794,800	68,528
VF Corp.	683,400	44,216
		1,683,871
TOTAL CONSUMER DISCRETIONARY		7,527,143
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 8.6%
Beverages - 3.0%
Constellation Brands, Inc. Class A (sub. vtg.)	172,100	$ 24,139
Dr. Pepper Snapple Group, Inc.	381,400	34,231
Monster Beverage Corp.	3,729,206	576,573
PepsiCo, Inc.	2,188,740	219,224
The Coca-Cola Co.	8,645,900	368,488
		1,222,655
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	1,396,100	225,358
CVS Health Corp.	1,825,500	171,761
Drogasil SA	2,790,473	28,597
Kroger Co.	2,299,050	86,582
Sprouts Farmers Market LLC (a)	1,463,800	35,321
Walgreens Boots Alliance, Inc.	924,700	77,703
Whole Foods Market, Inc.	1,680,900	48,998
		674,320
Food Products - 1.8%
Amplify Snack Brands, Inc.	919,500	11,540
Associated British Foods PLC	1,092,600	58,352
Blue Buffalo Pet Products, Inc. (a)(d)	145,100	2,607
Campbell Soup Co.	176,100	9,199
General Mills, Inc.	590,800	34,125
Kellogg Co.	572,200	39,350
Keurig Green Mountain, Inc. (d)	5,703,253	298,850
Mead Johnson Nutrition Co. Class A	1,786,500	143,974
Mondelez International, Inc.	897,200	39,172
The Hain Celestial Group, Inc. (a)	375,000	16,013
The Hershey Co.	357,400	30,847
The Kraft Heinz Co.	423,900	31,237
Tyson Foods, Inc. Class A	517,000	25,850
Want Want China Holdings Ltd.	2,414,000	1,896
WhiteWave Foods Co. (a)	438,700	17,824
		760,836
Household Products - 0.5%
Church & Dwight Co., Inc.	497,000	42,628
Colgate-Palmolive Co.	1,486,400	97,627
Kimberly-Clark Corp.	379,300	45,194
		185,449
Personal Products - 0.6%
Herbalife Ltd. (a)	3,982,810	229,928
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.1%
Altria Group, Inc.	3,747,680	$ 215,866
Japan Tobacco, Inc.	484,400	17,353
Philip Morris International, Inc.	2,170,280	189,661
Reynolds American, Inc.	889,326	41,131
		464,011
TOTAL CONSUMER STAPLES		3,537,199
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Anadarko Petroleum Corp.	598,894	35,874
Cabot Oil & Gas Corp.	1,247,200	23,485
Concho Resources, Inc. (a)	283,400	31,015
EOG Resources, Inc.	849,600	70,882
Hess Corp.	275,300	16,243
Noble Energy, Inc.	1,289,711	47,294
PDC Energy, Inc. (a)	359,900	20,331
Pioneer Natural Resources Co.	626,807	90,730
Valero Energy Corp.	502,300	36,095
		371,949
FINANCIALS - 3.0%
Banks - 1.2%
Citigroup, Inc.	884,980	47,869
HDFC Bank Ltd. sponsored ADR	1,730,107	100,554
JPMorgan Chase & Co.	1,622,800	108,208
PrivateBancorp, Inc.	3,136,726	138,361
Signature Bank (a)	359,285	56,821
Wells Fargo & Co.	529,400	29,170
		480,983
Capital Markets - 1.5%
BlackRock, Inc. Class A	593,000	215,686
Charles Schwab Corp.	8,403,775	283,291
Goldman Sachs Group, Inc.	78,200	14,860
Morgan Stanley	1,344,400	46,113
RPI International Holdings LP (i)	84,791	11,691
T. Rowe Price Group, Inc.	539,400	41,075
		612,716
Consumer Finance - 0.2%
American Express Co.	295,148	21,144
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	493,144	$ 27,991
OneMain Holdings, Inc. (a)	609,400	29,532
		78,667
Diversified Financial Services - 0.0%
BM&F BOVESPA SA	5,757,397	16,920
Real Estate Investment Trusts - 0.1%
American Tower Corp.	251,300	24,974
TOTAL FINANCIALS		1,214,260
HEALTH CARE - 21.9%
Biotechnology - 16.6%
AbbVie, Inc.	1,292,700	75,171
ACADIA Pharmaceuticals, Inc. (a)(d)(e)	5,766,155	218,826
Adaptimmune Therapeutics PLC sponsored ADR	741,900	6,707
Agios Pharmaceuticals, Inc. (a)(d)	1,490,440	96,268
Aimmune Therapeutics, Inc. (a)	266,800	5,707
Alder Biopharmaceuticals, Inc. (a)	643,500	23,977
Alexion Pharmaceuticals, Inc. (a)	2,323,760	414,652
Alkermes PLC (a)(e)	10,167,339	745,876
Alnylam Pharmaceuticals, Inc. (a)(e)	4,923,841	512,375
Amgen, Inc.	2,223,400	358,190
Array BioPharma, Inc. (a)(d)	2,229,570	8,829
aTyr Pharma, Inc. (a)(d)(e)	600,491	5,110
aTyr Pharma, Inc. (f)(e)	1,469,142	12,502
Avalanche Biotechnologies, Inc. (a)(d)	1,127,400	11,815
Baxalta, Inc.	793,700	27,287
Biogen, Inc. (a)	512,500	147,016
bluebird bio, Inc. (a)(e)	2,310,020	205,014
Celgene Corp. (a)	1,645,288	180,077
Celldex Therapeutics, Inc. (a)(d)	4,461,323	80,348
Cepheid, Inc. (a)	1,366,155	49,100
Chimerix, Inc. (a)(e)	2,619,738	105,837
Clovis Oncology, Inc. (a)(d)	452,500	14,231
Coherus BioSciences, Inc. (d)	1,433,500	43,535
CytomX Therapeutics, Inc.	794,033	13,728
CytomX Therapeutics, Inc. (a)	633,699	12,173
Dicerna Pharmaceuticals, Inc. (a)(e)	1,084,550	14,490
Eleven Biotherapeutics, Inc. (a)(d)(e)	1,199,900	3,828
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Exelixis, Inc. (a)(d)(e)	14,623,389	$ 83,646
Fate Therapeutics, Inc. (a)(d)(e)	1,814,206	7,602
Galapagos Genomics NV sponsored ADR	1,078,041	53,600
Genocea Biosciences, Inc. (a)	657,500	4,208
Gilead Sciences, Inc.	5,291,895	560,729
Global Blood Therapeutics, Inc. (a)	147,375	6,921
Heron Therapeutics, Inc. (a)(d)	994,391	29,782
Immunomedics, Inc. (a)(d)	1,017,350	3,347
Intercept Pharmaceuticals, Inc. (a)	145,117	25,615
Intrexon Corp. (a)(d)	641,775	23,303
Ironwood Pharmaceuticals, Inc. Class A (a)	5,898,020	71,956
Isis Pharmaceuticals, Inc. (a)(d)(e)	8,350,718	509,728
Juno Therapeutics, Inc. (d)	1,245,100	70,211
Juno Therapeutics, Inc. (f)	1,694,139	95,532
Kite Pharma, Inc. (a)(d)	165,300	13,616
Lexicon Pharmaceuticals, Inc. (a)(d)(e)	5,927,366	81,561
Merrimack Pharmaceuticals, Inc. (a)(d)(e)	8,063,521	75,878
Momenta Pharmaceuticals, Inc. (a)(e)	5,668,903	101,247
ProNai Therapeutics, Inc. (a)	285,600	5,481
Prothena Corp. PLC (a)(e)	2,060,708	145,362
Regeneron Pharmaceuticals, Inc. (a)	1,642,918	894,569
Regulus Therapeutics, Inc. (a)(d)(e)	3,308,647	33,318
Rigel Pharmaceuticals, Inc. (a)(e)	4,908,111	16,099
Sage Therapeutics, Inc. (a)(d)(e)	1,643,733	78,768
Seattle Genetics, Inc. (a)(d)	5,623,136	236,059
Seres Therapeutics, Inc.	878,820	31,488
Seres Therapeutics, Inc.	572,827	19,498
Spark Therapeutics, Inc. (d)	89,181	5,154
Transition Therapeutics, Inc. (a)(e)	2,830,234	5,321
Ultragenyx Pharmaceutical, Inc. (a)	813,100	79,944
Versartis, Inc. (a)(d)	746,094	9,438
Vertex Pharmaceuticals, Inc. (a)	386,267	49,967
		6,821,617
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	607,400	27,284
Align Technology, Inc. (a)	183,656	12,257
Baxter International, Inc.	793,700	29,883
Cutera, Inc. (a)	284,700	4,048
DexCom, Inc. (a)	474,900	40,376
Entellus Medical, Inc.	561,600	9,794
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Genmark Diagnostics, Inc. (a)(d)	1,773,953	$ 14,138
Insulet Corp. (a)	1,716,400	62,803
Intuitive Surgical, Inc. (a)	89,693	46,642
Novadaq Technologies, Inc. (a)	564,000	6,870
Novocure Ltd.	571,461	12,524
Novocure Ltd. (a)(d)	816,600	19,884
Penumbra, Inc. (a)	301,100	15,151
Penumbra, Inc.	1,128,787	51,121
Presbia PLC (e)	1,004,369	5,504
St. Jude Medical, Inc.	466,400	29,430
Zeltiq Aesthetics, Inc. (a)	388,200	11,794
		399,503
Health Care Providers & Services - 1.1%
Apollo Hospitals Enterprise Ltd. (a)	720,000	14,244
Cardinal Health, Inc.	897,700	77,965
Express Scripts Holding Co. (a)	530,803	45,373
Laboratory Corp. of America Holdings (a)	203,500	24,733
McKesson Corp.	1,093,500	207,054
UnitedHealth Group, Inc.	956,900	107,852
		477,221
Health Care Technology - 0.5%
athenahealth, Inc. (a)(d)	819,900	137,538
Castlight Health, Inc. Class B (a)(d)	2,619,894	10,480
Cerner Corp. (a)	924,700	55,112
		203,130
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	522,038	96,003
Pharmaceuticals - 2.5%
Adimab LLC unit (h)(i)	3,162,765	58,480
Allergan PLC (a)	847,038	265,877
Bristol-Myers Squibb Co.	3,256,500	218,218
Catalent, Inc. (a)	537,700	14,975
Endocyte, Inc. (a)(d)	2,039,915	9,445
Intra-Cellular Therapies, Inc. (a)(d)(e)	2,411,109	128,584
Jazz Pharmaceuticals PLC (a)	501,700	73,544
Mylan N.V.	981,200	50,336
Sun Pharmaceutical Industries Ltd.	3,213,705	35,274
Teva Pharmaceutical Industries Ltd. sponsored ADR	573,900	36,116
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
The Medicines Company (a)(d)	1,851,400	$ 77,777
Valeant Pharmaceuticals International, Inc. (Canada) (a)	615,361	55,456
		1,024,082
TOTAL HEALTH CARE		9,021,556
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	2,315,300	240,675
Lockheed Martin Corp.	691,900	151,637
Space Exploration Technologies Corp. Class A (i)	356,922	31,766
The Boeing Co.	920,300	133,858
		557,936
Air Freight & Logistics - 0.4%
FedEx Corp.	122,600	19,437
United Parcel Service, Inc. Class B	1,294,200	133,316
		152,753
Airlines - 3.4%
Allegiant Travel Co.	490,700	85,936
American Airlines Group, Inc.	1,166,100	48,113
Azul-Linhas Aereas Brasileiras warrants (a)(i)	1,017,079	0
Delta Air Lines, Inc.	2,658,500	123,514
InterGlobe Aviation Ltd. (a)	632,349	10,563
JetBlue Airways Corp. (a)	11,625,723	287,620
Ryanair Holdings PLC sponsored ADR	621,052	47,759
Southwest Airlines Co.	5,906,515	270,991
Spirit Airlines, Inc. (a)	2,375,029	87,330
United Continental Holdings, Inc. (a)	5,522,800	307,786
Virgin America, Inc. (d)	475,300	17,296
Wheels Up Partners Holdings LLC Series B unit (h)(i)	6,703,518	19,040
Wizz Air Holdings PLC (e)	2,924,293	77,780
		1,383,728
Building Products - 0.1%
Caesarstone Sdot-Yam Ltd.	1,170,827	47,863
Construction & Engineering - 0.0%
Fluor Corp.	178,200	8,661
Electrical Equipment - 0.4%
AMETEK, Inc.	84,900	4,793
Eaton Corp. PLC	625,100	36,356
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	519,900	$ 25,995
Rockwell Automation, Inc.	719,900	76,626
SolarCity Corp. (a)(d)	265,900	7,647
		151,417
Industrial Conglomerates - 0.9%
3M Co.	1,268,500	198,622
Danaher Corp.	1,606,500	154,851
		353,473
Machinery - 0.3%
Caterpillar, Inc.	363,300	26,394
Cummins, Inc.	101,100	10,147
Deere & Co. (d)	579,600	46,119
Illinois Tool Works, Inc.	398,100	37,413
ITT Corp.	118,200	4,694
Xylem, Inc.	340,300	12,700
		137,467
Road & Rail - 0.7%
Union Pacific Corp.	3,697,600	310,414
TOTAL INDUSTRIALS		3,103,712
INFORMATION TECHNOLOGY - 36.1%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)(d)	75,800	5,573
Cisco Systems, Inc.	739,700	20,157
Infinera Corp. (a)(d)(e)	12,916,928	290,889
Palo Alto Networks, Inc. (a)	109,300	20,476
		337,095
Electronic Equipment & Components - 0.1%
Fitbit, Inc. (d)	239,100	6,867
TE Connectivity Ltd.	219,100	14,699
Trimble Navigation Ltd. (a)	877,000	20,083
		41,649
Internet Software & Services - 10.8%
Actua Corp. (a)(e)	3,545,805	41,096
Akamai Technologies, Inc. (a)	1,271,700	73,263
Alibaba Group Holding Ltd. sponsored ADR (a)	1,029,700	86,577
Alphabet, Inc.:
Class A (a)	2,014,378	1,536,668
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Alphabet, Inc.: - continued
Class C	1,300,203	$ 965,531
Baidu.com, Inc. sponsored ADR (a)	25,164	5,485
Criteo SA sponsored ADR (a)	273,183	11,135
Demandware, Inc. (a)(d)	697,673	35,686
Dropbox, Inc. (a)(i)	1,105,082	14,919
eBay, Inc. (a)	2,267,900	67,107
Facebook, Inc. Class A (a)	11,003,391	1,146,993
GoDaddy, Inc. (a)	180,300	5,602
IAC/InterActiveCorp	130,000	8,163
LinkedIn Corp. Class A (a)	183,700	44,659
Marketo, Inc. (a)(e)	2,213,800	67,012
MercadoLibre, Inc. (d)	97,100	11,967
Mimecast Ltd.	316,600	3,201
NAVER Corp.	9,827	5,346
New Relic, Inc. (d)	606,479	22,810
Rackspace Hosting, Inc. (a)	3,042,000	87,062
Shopify, Inc. Class A (d)	959,572	25,275
Tencent Holdings Ltd.	878,700	17,462
Twitter, Inc. (a)	5,968,190	151,592
Wix.com Ltd. (a)	1,103,000	27,410
		4,462,021
IT Services - 2.8%
Cognizant Technology Solutions Corp. Class A (a)	1,190,732	76,897
IBM Corp.	497,100	69,306
MasterCard, Inc. Class A	3,558,100	348,409
PayPal Holdings, Inc. (a)	2,298,900	81,059
Square, Inc.	348,200	4,192
VeriFone Systems, Inc. (a)	1,616,400	46,358
Visa, Inc. Class A	6,438,005	508,667
		1,134,888
Semiconductors & Semiconductor Equipment - 5.8%
Altera Corp.	281,500	14,863
Applied Micro Circuits Corp. (a)(d)(e)	6,291,789	46,056
ASML Holding NV (d)	198,493	18,404
Broadcom Corp. Class A	1,793,900	98,001
Cavium, Inc. (a)(e)	2,847,860	191,120
Cirrus Logic, Inc. (a)	236,153	7,807
Cree, Inc. (a)(d)(e)	6,692,671	184,985
Cypress Semiconductor Corp. (d)	3,629,440	39,271
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	698,000	$ 19,572
Intel Corp.	435,500	15,142
KLA-Tencor Corp.	311,700	20,719
Mellanox Technologies Ltd. (a)	925,889	41,609
Micron Technology, Inc. (a)	363,400	5,789
NVIDIA Corp. (e)	37,682,284	1,195,282
Qorvo, Inc. (a)	140,900	8,182
Rambus, Inc. (a)(d)	4,918,200	58,674
Silicon Laboratories, Inc. (a)(e)	3,416,780	184,882
Skyworks Solutions, Inc.	318,831	26,469
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,659,800	37,777
Texas Instruments, Inc.	2,454,500	142,656
Xilinx, Inc.	295,700	14,693
		2,371,953
Software - 9.9%
Activision Blizzard, Inc.	5,948,623	224,025
Adobe Systems, Inc. (a)	1,766,936	161,604
Appirio, Inc. (i)	389,363	1,752
Autodesk, Inc. (a)	645,000	40,938
CyberArk Software Ltd. (a)(d)	1,327,300	57,459
Electronic Arts, Inc. (a)	761,752	51,639
HubSpot, Inc. (a)(d)	1,250,511	67,790
Imperva, Inc. (a)	821,700	61,323
Intuit, Inc.	516,000	51,703
Microsoft Corp.	9,817,717	533,593
Oracle Corp.	3,731,900	145,432
Paylocity Holding Corp. (a)(d)	353,000	15,511
Rapid7, Inc. (a)(d)	121,775	2,086
Red Hat, Inc. (a)	5,593,886	455,398
Salesforce.com, Inc. (a)	23,209,112	1,849,534
ServiceNow, Inc. (a)	2,613,100	227,366
Splunk, Inc. (a)	1,192,200	70,936
Tableau Software, Inc. (a)	68,500	6,647
Zendesk, Inc. (a)	1,518,800	38,896
		4,063,632
Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	19,758,348	2,337,414
Nimble Storage, Inc. (a)	1,177,382	12,327
Pure Storage, Inc.:
Class A (a)	1,626,400	20,997
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Pure Storage, Inc.: - continued
Class B	1,477,839	$ 17,171
Samsung Electronics Co. Ltd.	9,759	10,802
SanDisk Corp.	507,300	37,474
		2,436,185
TOTAL INFORMATION TECHNOLOGY		14,847,423
MATERIALS - 0.9%
Chemicals - 0.9%
CF Industries Holdings, Inc.	1,438,625	66,378
E.I. du Pont de Nemours & Co.	1,285,700	86,579
Metabolix, Inc. (a)(d)	14,637	30
Monsanto Co.	1,482,171	141,043
Praxair, Inc.	246,700	27,828
The Dow Chemical Co.	554,800	28,922
The Mosaic Co.	341,000	10,789
		361,569
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
Level 3 Communications, Inc. (a)	743,400	37,787
Verizon Communications, Inc.	2,398,800	109,025
		146,812
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,350,000	47,925
TOTAL TELECOMMUNICATION SERVICES		194,737
TOTAL COMMON STOCKS (Cost $21,167,196)		40,179,548
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Roku, Inc.:
Series F, 8.00% (a)(i)	17,901,305	27,369
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Roku, Inc.: - continued
Series G, 8.00% (a)(i)	2,750,007	$ 4,204
Series H (i)	823,979	1,260
		32,833
Internet & Catalog Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(i)	92,950	4,253
Series D (i)	69,363	3,174
		7,427
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(i)	1,506,412	748
Series D (a)(i)	424,747	211
		959
Media - 0.0%
Turn, Inc. Series E (a)(i)	984,774	3,644
TOTAL CONSUMER DISCRETIONARY		44,863
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (i)	750,363	10,000
HEALTH CARE - 0.6%
Biotechnology - 0.4%
BeiGene Ltd. Series A2 (i)	8,617,681	10,083
Editas Medicine, Inc. Series B (i)	1,424,062	6,408
Immunocore Ltd. Series A (i)	67,323	12,262
Intarcia Therapeutics, Inc.:
Series CC (a)(i)	1,051,411	32,720
Series DD (a)(i)	1,543,687	48,040
Intellia Therapeutics, Inc. Series B (i)	604,556	3,174
Moderna LLC Series E (i)	565,117	34,851
RaNA Therapeutics LLC Series B (i)	4,408,601	4,761
		152,299
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A (i)	589,863	$ 590
Series B (g)(i)	1,917,058	5,751
		6,341
Pharmaceuticals - 0.2%
Kolltan Pharmaceuticals, Inc. Series D (a)(i)	7,940,644	7,941
Stemcentrx, Inc. Series G (i)	2,065,715	47,594
Syros Pharmaceuticals, Inc. Series B, 6.00% (a)(i)	3,779,290	11,890
		67,425
TOTAL HEALTH CARE		226,065
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (i)	216,276	19,249
Airlines - 0.1%
Azul-Linhas Aereas Brasileiras Series B (a)(i)	1,017,079	31,545
Commercial Services & Supplies - 0.1%
Domo, Inc. Series D (a)(i)	2,990,903	24,735
Professional Services - 0.1%
YourPeople, Inc. Series C (i)	5,833,137	48,823
TOTAL INDUSTRIALS		124,352
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.6%
Jet.Com, Inc. Series B1 (i)	7,578,338	37,800
Uber Technologies, Inc.:
Series D, 8.00% (a)(i)	4,770,180	189,090
Series E, 8.00% (i)	209,216	8,293
		235,183
IT Services - 0.1%
AppNexus, Inc. Series E (a)(i)	923,523	18,535
Nutanix, Inc. Series E (a)(i)	1,151,309	18,168
		36,703
Software - 0.2%
Appirio, Inc. Series E (i)	2,725,544	12,265
Apptio, Inc. Series E, 8.00% (a)(i)	881,266	17,220
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Software - continued
Cloudera, Inc. Series F (a)(i)	529,285	$ 17,376
Cloudflare, Inc. Series D (a)(i)	1,429,726	10,071
Dataminr, Inc. Series D (i)	1,773,901	15,328
MongoDB, Inc. Series F, 8.00% (a)(i)	1,913,404	14,886
Snapchat, Inc. Series F (i)	452,473	11,882
Taboola.Com Ltd. Series E (i)	1,337,420	9,509
		108,537
TOTAL INFORMATION TECHNOLOGY		380,423
TOTAL CONVERTIBLE PREFERRED STOCKS		785,703
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	157,100	21,775
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(h)(i)	619,048	0
TOTAL CONSUMER DISCRETIONARY		21,775
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Moderna LLC Series D, 8.00% (a)(i)	468,823	28,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS		50,687
TOTAL PREFERRED STOCKS (Cost $773,088)		836,390
Money Market Funds - 3.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	72,349,053	$ 72,349
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	1,283,070,118	1,283,070
TOTAL MONEY MARKET FUNDS (Cost $1,355,419)		1,355,419
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $23,295,703)		42,371,357
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(1,271,247)
NET ASSETS - 100%		$ 41,100,110
Values show as $0 may reflect amounts less than $500.
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $108,034,000 or 0.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,022,687,000 or 2.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Adimab LLC unit	9/17/14 - 6/5/15	$ 47,869
Security	Acquisition Date	Acquisition Cost (000s)
Appirio, Inc.	2/12/15	$ 2,780
Appirio, Inc. Series E	2/12/15	$ 19,462
AppNexus, Inc. Series E	8/1/14	$ 18,500
Apptio, Inc. Series E, 8.00%	5/3/13	$ 20,000
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 43,140
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0
BeiGene Ltd. Series A2	4/21/15	$ 10,083
Blue Apron, Inc. Series D	5/18/15	$ 10,000
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$ 19,500
Cloudera, Inc. Series F	2/5/14	$ 7,706
Cloudflare, Inc. Series D	11/5/14	$ 8,758
Codiak Biosciences, Inc. Series A	11/12/15	$ 590
Codiak Biosciences, Inc. Series B	11/12/15	$ 5,751
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$ 22,617
Domo, Inc. Series D	1/24/14	$ 12,362
Dropbox, Inc.	5/2/12	$ 10,000
Security	Acquisition Date	Acquisition Cost (000s)
Editas Medicine, Inc. Series B	8/4/15	$ 6,408
Immunocore Ltd. Series A	7/27/15	$ 12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$ 50,000
Intellia Therapeutics, Inc. Series B	8/20/15	$ 3,174
Jet.Com, Inc. Series B1	11/24/15	$ 37,800
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 7,941
Moderna LLC Series D, 8.00%	11/6/13	$ 10,000
Moderna LLC Series E	12/18/14	$ 34,851
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 32,000
NJOY, Inc. Series C	6/7/13	$ 12,176
NJOY, Inc. Series D	2/14/14	$ 7,189
Nutanix, Inc. Series E	8/26/14	$ 15,424
RaNA Therapeutics LLC Series B	7/17/15	$ 4,761
Roku, Inc. Series F, 8.00%	5/7/13 - 5/28/13	$ 16,212
Roku, Inc. Series G, 8.00%	10/1/14	$ 3,574
Roku, Inc. Series H	11/9/15	$ 1,260
Security	Acquisition Date	Acquisition Cost (000s)
RPI International Holdings LP	5/21/15	$ 9,997
Snapchat, Inc. Series F	3/25/15	$ 13,900
Space Exploration Technologies Corp. Class A	10/16/15	$ 31,766
Space Exploration Technologies Corp. Series G	1/20/15	$ 16,753
Stemcentrx, Inc. Series G	8/14/15	$ 47,594
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 11,890
Taboola.Com Ltd. Series E	12/22/14	$ 13,943
The Honest Co., Inc.	8/21/14	$ 1,078
Security	Acquisition Date	Acquisition Cost (000s)
The Honest Co., Inc. Series C	8/21/14	$ 2,515
The Honest Co., Inc. Series D	8/3/15	$ 3,174
Tory Burch LLC	12/31/12	$ 17,779
Tory Burch LLC Class A unit	5/14/15	$ 67,653
Turn, Inc. Series E	12/30/13	$ 8,213
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 6,971
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$ 19,040
YourPeople, Inc. Series C	5/1/15	$ 86,920
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 210
Fidelity Securities Lending Cash Central Fund	9,079
Total	$ 9,289
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 169,528	$ 17,197	$ 11,374	$ -	$ 218,826
Actua Corp.	63,259	2,578	5,482	-	41,096
Alkermes PLC	580,112	49,881	72,118	-	745,876
Alnylam Pharmaceuticals, Inc.	506,721	41,583	62,782	-	512,375
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Applied Micro Circuits Corp.	$ 37,420	$ 3,721	$ 3,717	$ -	$ 46,056
aTyr Pharma, Inc.	-	9,974	703	-	5,110
aTyr Pharma, Inc.	-	5,683	-	-	12,502
bluebird bio, Inc.	86,573	57,504	33,039	-	205,014
Buffalo Wild Wings, Inc.	174,550	-	46,627	-	-
Cavium, Inc.	173,567	6,877	21,277	-	191,120
Chimerix, Inc.	80,358	24,885	12,261	-	105,837
Chuy's Holdings, Inc.	29,352	3,227	4,007	-	45,305
Cree, Inc.	263,391	13,637	32,138	-	184,985
Dicerna Pharmaceuticals, Inc.	9,744	5,269	1,934	-	14,490
Eleven Biotherapeutics, Inc.	7,072	7,122	472	-	3,828
Endocyte, Inc.	21,828	-	7,743	-	-
Exelixis, Inc.	13,931	44,747	4,833	-	83,646
Fate Therapeutics, Inc.	5,569	2,622	1,162	-	7,602
First Solar, Inc.	259,648	-	259,407	-	-
Homeinns Hotel Group ADR	-	4,486	9,444	-	78,489
ImmunoGen, Inc.	44,340	-	51,058	-	-
Immunomedics, Inc.	21,150	-	12,532	-	-
Infinera Corp.	154,332	54,544	24,219	-	290,889
Insulet Corp.	161,108	1,017	56,158	-	-
Intra-Cellular Therapies, Inc.	28,907	20,041	7,222	-	128,584
Isis Pharmaceuticals, Inc.	435,678	50,204	53,711	-	509,728
Kate Spade & Co.	256,567	37,346	32,484	-	155,897
Lexicon Pharmaceuticals, Inc.	41,449	9,271	5,128	-	81,561
lululemon athletica, Inc.	410,854	111,595	66,449	-	453,130
Lumber Liquidators Holdings, Inc.	119,494	3,274	30,172	-	-
Marketo, Inc.	76,346	1,949	6,385	-	67,012
Merrimack Pharmaceuticals, Inc.	87,434	7,088	23,390	-	75,878
Momenta Pharmaceuticals, Inc.	13,208	80,615	9,345	-	101,247
NPS Pharmaceuticals, Inc.	253,941	-	346,490	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
NVIDIA Corp.	$ 861,599	$ 27,144	$ 97,050	$ 15,413	$ 1,195,282
Presbia PLC	-	8,117	424	-	5,504
Prothena Corp. PLC	49,838	8,688	9,798	-	145,362
Rambus, Inc.	77,562	-	18,636	-	-
Regulus Therapeutics, Inc.	61,620	5,577	4,879	-	33,318
Restoration Hardware Holdings, Inc.	179,519	15,874	21,647	-	185,808
Rigel Pharmaceuticals, Inc.	11,098	940	1,808	-	16,099
Sage Therapeutics, Inc.	35,495	8,250	9,076	-	78,768
Seattle Genetics, Inc.	306,182	4,442	124,041	-	-
Silicon Laboratories, Inc.	151,414	25,402	23,939	-	184,882
Transition Therapeutics, Inc.	12,339	8,067	1,265	-	5,321
VeriFone Systems, Inc.	231,754	-	161,992	-	-
Wizz Air Holdings PLC	-	65,766	6,214	-	77,780
Total	$ 6,565,851	$ 856,204	$ 1,796,032	$ 15,413	$ 6,294,207
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,593,781	$ 7,284,931	$ 193,563	$ 115,287
Consumer Staples	3,547,199	3,537,199	-	10,000
Energy	371,949	371,949	-	-
Financials	1,214,260	1,202,569	-	11,691
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$ 9,276,533	$ 8,866,205	$ 96,871	$ 313,457
Industrials	3,228,064	3,052,906	-	175,158
Information Technology	15,227,846	14,796,119	34,633	397,094
Materials	361,569	361,569	-	-
Telecommunication Services	194,737	194,737	-	-
Money Market Funds	1,355,419	1,355,419	-	-
Total Investments in Securities:	$ 42,371,357	$ 41,023,603	$ 325,067	$ 1,022,687
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 689,009
Net Realized Gain (Loss) on Investment Securities	3,741
Net Unrealized Gain (Loss) on Investment Securities	(76,354)
Cost of Purchases	501,832
Proceeds of Sales	(95,541)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,022,687
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2015	$ (48,594)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note 4 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2015

Assets
Investment in securities, at value (including securities loaned of $1,221,428) - See accompanying schedule: Unaffiliated issuers (cost $18,046,686)	$ 34,721,731
Fidelity Central Funds (cost $1,355,419)	1,355,419
Other affiliated issuers (cost $3,893,598)	6,294,207
Total Investments (cost $23,295,703)		$ 42,371,357
Cash		43
Foreign currency held at value (cost $1,002)		1,002
Receivable for investments sold		32,438
Receivable for fund shares sold		32,067
Dividends receivable		31,866
Distributions receivable from Fidelity Central Funds		1,005
Prepaid expenses		99
Other receivables		1,612
Total assets		42,471,489

Liabilities
Payable for investments purchased
Regular delivery	$ 13,970
Delayed delivery	5,751
Payable for fund shares redeemed	36,856
Accrued management fee	26,032
Other affiliated payables	3,751
Other payables and accrued expenses	1,949
Collateral on securities loaned, at value	1,283,070
Total liabilities		1,371,379

Net Assets		$ 41,100,110
Net Assets consist of:
Paid in capital		$ 20,478,487
Undistributed net investment income		12,121
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,533,903
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,075,599
Net Assets		$ 41,100,110

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2015

Growth Company:
Net Asset Value, offering price and redemption price per share ($23,513,326 ÷ 163,889 shares)	$ 143.47

Class K:
Net Asset Value, offering price and redemption price per share ($17,586,784 ÷ 122,627 shares)	$ 143.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2015

Investment Income
Dividends (including $15,413 earned from other affiliated issuers)		$ 351,280
Income from Fidelity Central Funds		9,289
Total income		360,569

Expenses
Management fee
Basic fee	$ 229,480
Performance adjustment	70,693
Transfer agent fees	44,181
Accounting and security lending fees	2,455
Custodian fees and expenses	610
Independent trustees' compensation	180
Appreciation in deferred trustee compensation account	1
Registration fees	241
Audit	217
Legal	108
Interest	1
Miscellaneous	281
Total expenses before reductions	348,448
Expense reductions	(1,734)	346,714
Net investment income (loss)		13,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,952,672
Other affiliated issuers	485,453
Foreign currency transactions	(1,020)
Total net realized gain (loss)		4,437,105
Change in net unrealized appreciation (depreciation) on: Investment securities	(841,690)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(841,705)
Net gain (loss)		3,595,400
Net increase (decrease) in net assets resulting from operations		$ 3,609,255

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,855	$ 74,152
Net realized gain (loss)	4,437,105	6,303,239
Change in net unrealized appreciation (depreciation)	(841,705)	663,840
Net increase (decrease) in net assets resulting from operations	3,609,255	7,041,231
Distributions to shareholders from net investment income	(57,135)	(103,830)
Distributions to shareholders from net realized gain	(1,421,834)	(3,129,839)
Total distributions	(1,478,969)	(3,233,669)
Share transactions - net increase (decrease)	(3,437,067)	(6,288,051)
Total increase (decrease) in net assets	(1,306,781)	(2,480,489)

Net Assets
Beginning of period	42,406,891	44,887,380
End of period (including undistributed net investment income of $12,121 and undistributed net investment income of $55,653, respectively)	$ 41,100,110	$ 42,406,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Company Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 136.46	$ 124.69	$ 95.80	$ 85.29	$ 79.40
Income from Investment Operations
Net investment income (loss) B	(.01)	.15	.29	.15	.09
Net realized and unrealized gain (loss)	11.72	20.49	31.23	13.12	5.80
Total from investment operations	11.71	20.64	31.52	13.27	5.89
Distributions from net investment income	(.13)	(.21)	(.19)	(.05)	- F
Distributions from net realized gain	(4.57)	(8.67)	(2.44)	(2.71)	-
Total distributions	(4.70)	(8.87) H	(2.63)	(2.76)	- F
Net asset value, end of period	$ 143.47	$ 136.46	$ 124.69	$ 95.80	$ 85.29
Total ReturnA	8.90%	17.80%	33.85%	16.24%	7.42%
Ratios to Average Net AssetsC, E
Expenses before reductions	.88%	.82%	.83%	.90%	.84%
Expenses net of fee waivers, if any	.87%	.82%	.83%	.90%	.84%
Expenses net of all reductions	.87%	.82%	.83%	.90%	.84%
Net investment income (loss)	(.01)%	.12%	.27%	.16%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 23,513	$ 24,165	$ 22,936	$ 22,952	$ 24,665
Portfolio turnover rateD	18% G	12% G	26%	33%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Company Fund Class K

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 136.41	$ 124.68	$ 95.82	$ 85.35	$ 79.48
Income from Investment Operations
Net investment income (loss) B	.12	.29	.42	.27	.21
Net realized and unrealized gain (loss)	11.72	20.48	31.21	13.10	5.80
Total from investment operations	11.84	20.77	31.63	13.37	6.01
Distributions from net investment income	(.26)	(.37)	(.34)	(.19)	(.14)
Distributions from net realized gain	(4.57)	(8.67)	(2.44)	(2.71)	-
Total distributions	(4.83)	(9.04)	(2.77) G	(2.90)	(.14)
Net asset value, end of period	$ 143.42	$ 136.41	$ 124.68	$ 95.82	$ 85.35
Total ReturnA	9.01%	17.93%	34.02%	16.38%	7.57%
Ratios to Average Net AssetsC, E
Expenses before reductions	.77%	.71%	.71%	.77%	.70%
Expenses net of fee waivers, if any	.77%	.71%	.71%	.77%	.70%
Expenses net of all reductions	.77%	.71%	.71%	.77%	.70%
Net investment income (loss)	.09%	.24%	.39%	.29%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 17,587	$ 18,242	$ 21,951	$ 15,454	$ 10,568
Portfolio turnover rateD	18% F	12% F	26%	33%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$1,022,687	Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.00 - $120.93 / $38.10	Increase
			Discount rate	15.0%	Decrease
			Adjusted transaction price	$31.12	Increase
			Put premium	38.0	Increase
		Market comparable	EV/EBITDA multiple	8.4	Increase
			Discount for lack of marketability	15.0% - 20.0% / 15.7%	Decrease
			EV/Sales multiple	1.5 - 23.0 / 7.2	Increase
			Discount rate	8.0% - 50.0% / 11.8%	Decrease
			P/E multiple	12.8	Increase
			Premium to multiple	2.7	Increase
			Premium rate	86.4%	Increase
			Liquidity preference	$8.34	Increase

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 11/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities - continued		Partnership NAV	Partnership NAV	$137.88	Increase
		Proposed transaction price	Transaction price	$0.50	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,432,645
Gross unrealized depreciation	(1,404,982)
Net unrealized appreciation (depreciation) on securities	$ 19,027,663
Tax Cost	$ 23,343,694

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,728
Undistributed long-term capital gain	$ 1,581,894
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,027,608

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$ 57,135	$ 103,830
Long-term Capital Gains	1,421,834	3,129,839
Total	$ 1,478,969	$ 3,233,669

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,344,506 and $7,722,182, respectively.

Redemptions In-Kind. During the period, 31,588 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments with a value of $4,379,418. The net realized gain of $2,610,732 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$ 35,513.15
Class K	8,668.05
	$ 44,181

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $141 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,958.36%		$ -*

* Amount represents three hundred and fifty-seven dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $60 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was

Annual Report

7. Security Lending - continued

$11,281. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,079, including $824 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $15,110. The weighted average interest rate was .61%. The interest expense amounted to two hundred and fifty-six dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $268 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $171 and a portion of class-level operating expenses as follows:

Amount
Growth Company	$ 1,293

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Growth Company	$ 22,481	$ 37,937
Class K	34,654	65,893
Total	$ 57,135	$ 103,830

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended November 30,	2015	2014
From net realized gain
Growth Company	$ 808,358	$ 1,596,300
Class K	613,476	1,533,539
Total	$ 1,421,834	$ 3,129,839

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2015	2014	2015	2014
Growth Company
Shares sold	20,925	21,635	$ 2,877,874	$ 2,682,272
Reinvestment of distributions	6,056	13,474	796,034	1,574,166
Shares redeemed	(40,175) A	(41,979) B	(5,503,138) A	(5,228,521)B
Net increase (decrease)	(13,194)	(6,870)	$ (1,829,230)	$ (972,083)
Class K
Shares sold	41,669	33,338	$ 5,709,393	$ 4,145,380
Reinvestment of distributions	4,938	13,711	648,130	1,599,432
Shares redeemed	(57,706) A	(89,381) B	(7,965,360) A	(11,060,780) B
Net increase (decrease)	(11,099)	(42,332)	$ (1,607,837)	$ (5,315,968)

A Amount includes in-kind redemptions. (see Note 4: Redemption In-Kind).

B Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Growth Company	12/07/2015	12/04/2015	$5.155

	01/19/2016	01/15/2016	$0.357

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $1,827,400,204, or, if subsequently determined to be different, the net capital gain of such year.

Growth Company designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Company designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Company Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCF-UANN-0116
1.786708.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments November 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Growth Company

Fund -
Class K

Annual Report

November 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	9.01%	16.62%	10.79%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Steve Wymer: For the year, fund's share classes posted gains in the high single digits, outpacing the 6.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, stock selection drove the fund's outperformance, with sector allocation also turning up positive. Picks in the pharmaceuticals, biotechnology & life sciences and semiconductors & semiconductor equipment groups contributed the most. The fund's biggest individual contributor was semiconductor firm NVIDIA, which has shown leadership in "machine-learning," including driverless cars. The stock rose in the period's second half on two consecutive quarters of better-than-expected quarterly results. Conversely, picks in food, beverage & tobacco weighed most heavily on the fund's performance, largely due to the fund's overweighting in Keurig Green Mountain - its largest individual detractor this period. Keurig suffered a number of setbacks the past year, starting with the unsuccessful launch of its second-generation beverage-brewing machine in late 2014. The stock hit a near three-year low in November when an analyst lowered a forecast for Keurig's sales due to decreased prices on its coffee brewers, lower K-Cup volumes and weak demand for its new Keurig Kold machines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period C June 1, 2015 to November 30, 2015
Growth Company	.89%
Actual		$ 1,000.00	$ 1,011.90	$ 4.49
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.51
Class K	.79%
Actual		$ 1,000.00	$ 1,012.50	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	6.2
Salesforce.com, Inc.	4.5	4.4
Alphabet, Inc. Class A	3.7	2.1
Amazon.com, Inc.	3.7	2.2
NVIDIA Corp.	2.9	2.1
Facebook, Inc. Class A	2.8	2.2
Alphabet, Inc. Class C	2.3	1.8
Regeneron Pharmaceuticals, Inc.	2.2	2.2
Alkermes PLC	1.8	1.5
Monster Beverage Corp.	1.4	1.2
	31.0
Top Five Market Sectors as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.0	35.1
Health Care	22.6	24.1
Consumer Discretionary	18.4	15.5
Consumer Staples	8.6	8.5
Industrials	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2015*		As of May 31, 2015**
	Stocks 97.9%		Stocks 98.1%
	Convertible Securities 1.9%		Convertible Securities 1.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	7.4%	** Foreign investments	7.1%

Annual Report

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.3%
Auto Components - 0.1%
Johnson Controls, Inc.	672,800	$ 30,949
Automobiles - 0.3%
Tesla Motors, Inc. (a)	598,700	137,857
Hotels, Restaurants & Leisure - 4.1%
Buffalo Wild Wings, Inc. (a)	754,100	120,837
China Lodging Group Ltd. ADR (a)	332,200	9,474
Chipotle Mexican Grill, Inc. (a)	233,800	135,499
Chuy's Holdings, Inc. (a)(d)(e)	1,362,542	45,305
Del Taco Restaurants, Inc. (a)	1,604,000	17,708
Domino's Pizza, Inc.	318,800	34,261
Dunkin' Brands Group, Inc. (d)	1,814,540	76,973
Fiesta Restaurant Group, Inc. (a)	288,800	11,099
Homeinns Hotel Group ADR (a)(d)(e)	2,544,222	78,489
Hyatt Hotels Corp. Class A (a)(d)	564,640	27,831
Las Vegas Sands Corp.	751,900	33,129
McDonald's Corp.	3,418,400	390,245
Panera Bread Co. Class A (a)	282,000	51,268
Papa John's International, Inc.	1,018,200	58,526
Starbucks Corp.	6,376,800	391,472
Starwood Hotels & Resorts Worldwide, Inc.	1,629,600	117,070
Wingstop, Inc. (d)	133,500	2,877
Yum! Brands, Inc.	1,345,600	97,569
		1,699,632
Household Durables - 0.0%
Jarden Corp. (a)	62,600	2,922
Internet & Catalog Retail - 5.6%
Amazon.com, Inc. (a)	2,296,601	1,526,780
Ctrip.com International Ltd. sponsored ADR (a)(d)	732,900	78,428
Etsy, Inc. (d)	246,700	2,297
Expedia, Inc.	94,700	11,659
Groupon, Inc. Class A (a)(d)	3,949,900	11,415
JD.com, Inc. sponsored ADR (a)(d)	243,100	7,458
Netflix, Inc. (a)	1,473,900	181,776
Priceline Group, Inc. (a)	211,068	263,592
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	307,400	13,842
The Honest Co., Inc. (a)(i)	39,835	1,823
TripAdvisor, Inc. (a)	203,100	16,729
Vipshop Holdings Ltd. ADR (a)(d)	9,901,200	163,667
Wayfair LLC Class A (a)(d)	638,738	24,215
		2,303,681
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 1.5%
Comcast Corp. Class A	5,884,300	$ 358,118
Lions Gate Entertainment Corp.	257,092	8,726
The Walt Disney Co.	1,947,900	221,028
Twenty-First Century Fox, Inc. Class A	785,600	23,183
		611,055
Multiline Retail - 0.4%
Dollar General Corp.	280,400	18,341
Dollar Tree, Inc. (a)	675,100	50,943
Nordstrom, Inc.	250,200	14,089
Target Corp.	884,089	64,096
		147,469
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A (d)	156,900	4,012
AutoNation, Inc. (a)	555,400	35,501
CarMax, Inc. (a)	1,592,621	91,257
DavidsTea, Inc. (d)	934,657	10,992
Five Below, Inc. (a)(d)	1,258,616	35,254
Home Depot, Inc.	3,289,300	440,371
L Brands, Inc.	1,035,100	98,759
Restoration Hardware Holdings, Inc. (a)(d)(e)	2,067,516	185,808
Urban Outfitters, Inc. (a)	346,100	7,753
		909,707
Textiles, Apparel & Luxury Goods - 4.1%
adidas AG	1,778,600	171,788
Columbia Sportswear Co.	1,878,400	87,965
Kate Spade & Co. (a)(e)	7,779,315	155,897
lululemon athletica, Inc. (a)(d)(e)	9,475,751	453,130
NIKE, Inc. Class B	2,534,200	335,224
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,884,840	298,522
Tory Burch LLC (h)(i)	324,840	18,625
Tory Burch LLC Class A unit (h)(i)	950,844	49,976
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	794,800	68,528
VF Corp.	683,400	44,216
		1,683,871
TOTAL CONSUMER DISCRETIONARY		7,527,143
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 8.6%
Beverages - 3.0%
Constellation Brands, Inc. Class A (sub. vtg.)	172,100	$ 24,139
Dr. Pepper Snapple Group, Inc.	381,400	34,231
Monster Beverage Corp.	3,729,206	576,573
PepsiCo, Inc.	2,188,740	219,224
The Coca-Cola Co.	8,645,900	368,488
		1,222,655
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	1,396,100	225,358
CVS Health Corp.	1,825,500	171,761
Drogasil SA	2,790,473	28,597
Kroger Co.	2,299,050	86,582
Sprouts Farmers Market LLC (a)	1,463,800	35,321
Walgreens Boots Alliance, Inc.	924,700	77,703
Whole Foods Market, Inc.	1,680,900	48,998
		674,320
Food Products - 1.8%
Amplify Snack Brands, Inc.	919,500	11,540
Associated British Foods PLC	1,092,600	58,352
Blue Buffalo Pet Products, Inc. (a)(d)	145,100	2,607
Campbell Soup Co.	176,100	9,199
General Mills, Inc.	590,800	34,125
Kellogg Co.	572,200	39,350
Keurig Green Mountain, Inc. (d)	5,703,253	298,850
Mead Johnson Nutrition Co. Class A	1,786,500	143,974
Mondelez International, Inc.	897,200	39,172
The Hain Celestial Group, Inc. (a)	375,000	16,013
The Hershey Co.	357,400	30,847
The Kraft Heinz Co.	423,900	31,237
Tyson Foods, Inc. Class A	517,000	25,850
Want Want China Holdings Ltd.	2,414,000	1,896
WhiteWave Foods Co. (a)	438,700	17,824
		760,836
Household Products - 0.5%
Church & Dwight Co., Inc.	497,000	42,628
Colgate-Palmolive Co.	1,486,400	97,627
Kimberly-Clark Corp.	379,300	45,194
		185,449
Personal Products - 0.6%
Herbalife Ltd. (a)	3,982,810	229,928
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.1%
Altria Group, Inc.	3,747,680	$ 215,866
Japan Tobacco, Inc.	484,400	17,353
Philip Morris International, Inc.	2,170,280	189,661
Reynolds American, Inc.	889,326	41,131
		464,011
TOTAL CONSUMER STAPLES		3,537,199
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Anadarko Petroleum Corp.	598,894	35,874
Cabot Oil & Gas Corp.	1,247,200	23,485
Concho Resources, Inc. (a)	283,400	31,015
EOG Resources, Inc.	849,600	70,882
Hess Corp.	275,300	16,243
Noble Energy, Inc.	1,289,711	47,294
PDC Energy, Inc. (a)	359,900	20,331
Pioneer Natural Resources Co.	626,807	90,730
Valero Energy Corp.	502,300	36,095
		371,949
FINANCIALS - 3.0%
Banks - 1.2%
Citigroup, Inc.	884,980	47,869
HDFC Bank Ltd. sponsored ADR	1,730,107	100,554
JPMorgan Chase & Co.	1,622,800	108,208
PrivateBancorp, Inc.	3,136,726	138,361
Signature Bank (a)	359,285	56,821
Wells Fargo & Co.	529,400	29,170
		480,983
Capital Markets - 1.5%
BlackRock, Inc. Class A	593,000	215,686
Charles Schwab Corp.	8,403,775	283,291
Goldman Sachs Group, Inc.	78,200	14,860
Morgan Stanley	1,344,400	46,113
RPI International Holdings LP (i)	84,791	11,691
T. Rowe Price Group, Inc.	539,400	41,075
		612,716
Consumer Finance - 0.2%
American Express Co.	295,148	21,144
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	493,144	$ 27,991
OneMain Holdings, Inc. (a)	609,400	29,532
		78,667
Diversified Financial Services - 0.0%
BM&F BOVESPA SA	5,757,397	16,920
Real Estate Investment Trusts - 0.1%
American Tower Corp.	251,300	24,974
TOTAL FINANCIALS		1,214,260
HEALTH CARE - 21.9%
Biotechnology - 16.6%
AbbVie, Inc.	1,292,700	75,171
ACADIA Pharmaceuticals, Inc. (a)(d)(e)	5,766,155	218,826
Adaptimmune Therapeutics PLC sponsored ADR	741,900	6,707
Agios Pharmaceuticals, Inc. (a)(d)	1,490,440	96,268
Aimmune Therapeutics, Inc. (a)	266,800	5,707
Alder Biopharmaceuticals, Inc. (a)	643,500	23,977
Alexion Pharmaceuticals, Inc. (a)	2,323,760	414,652
Alkermes PLC (a)(e)	10,167,339	745,876
Alnylam Pharmaceuticals, Inc. (a)(e)	4,923,841	512,375
Amgen, Inc.	2,223,400	358,190
Array BioPharma, Inc. (a)(d)	2,229,570	8,829
aTyr Pharma, Inc. (a)(d)(e)	600,491	5,110
aTyr Pharma, Inc. (f)(e)	1,469,142	12,502
Avalanche Biotechnologies, Inc. (a)(d)	1,127,400	11,815
Baxalta, Inc.	793,700	27,287
Biogen, Inc. (a)	512,500	147,016
bluebird bio, Inc. (a)(e)	2,310,020	205,014
Celgene Corp. (a)	1,645,288	180,077
Celldex Therapeutics, Inc. (a)(d)	4,461,323	80,348
Cepheid, Inc. (a)	1,366,155	49,100
Chimerix, Inc. (a)(e)	2,619,738	105,837
Clovis Oncology, Inc. (a)(d)	452,500	14,231
Coherus BioSciences, Inc. (d)	1,433,500	43,535
CytomX Therapeutics, Inc.	794,033	13,728
CytomX Therapeutics, Inc. (a)	633,699	12,173
Dicerna Pharmaceuticals, Inc. (a)(e)	1,084,550	14,490
Eleven Biotherapeutics, Inc. (a)(d)(e)	1,199,900	3,828
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Exelixis, Inc. (a)(d)(e)	14,623,389	$ 83,646
Fate Therapeutics, Inc. (a)(d)(e)	1,814,206	7,602
Galapagos Genomics NV sponsored ADR	1,078,041	53,600
Genocea Biosciences, Inc. (a)	657,500	4,208
Gilead Sciences, Inc.	5,291,895	560,729
Global Blood Therapeutics, Inc. (a)	147,375	6,921
Heron Therapeutics, Inc. (a)(d)	994,391	29,782
Immunomedics, Inc. (a)(d)	1,017,350	3,347
Intercept Pharmaceuticals, Inc. (a)	145,117	25,615
Intrexon Corp. (a)(d)	641,775	23,303
Ironwood Pharmaceuticals, Inc. Class A (a)	5,898,020	71,956
Isis Pharmaceuticals, Inc. (a)(d)(e)	8,350,718	509,728
Juno Therapeutics, Inc. (d)	1,245,100	70,211
Juno Therapeutics, Inc. (f)	1,694,139	95,532
Kite Pharma, Inc. (a)(d)	165,300	13,616
Lexicon Pharmaceuticals, Inc. (a)(d)(e)	5,927,366	81,561
Merrimack Pharmaceuticals, Inc. (a)(d)(e)	8,063,521	75,878
Momenta Pharmaceuticals, Inc. (a)(e)	5,668,903	101,247
ProNai Therapeutics, Inc. (a)	285,600	5,481
Prothena Corp. PLC (a)(e)	2,060,708	145,362
Regeneron Pharmaceuticals, Inc. (a)	1,642,918	894,569
Regulus Therapeutics, Inc. (a)(d)(e)	3,308,647	33,318
Rigel Pharmaceuticals, Inc. (a)(e)	4,908,111	16,099
Sage Therapeutics, Inc. (a)(d)(e)	1,643,733	78,768
Seattle Genetics, Inc. (a)(d)	5,623,136	236,059
Seres Therapeutics, Inc.	878,820	31,488
Seres Therapeutics, Inc.	572,827	19,498
Spark Therapeutics, Inc. (d)	89,181	5,154
Transition Therapeutics, Inc. (a)(e)	2,830,234	5,321
Ultragenyx Pharmaceutical, Inc. (a)	813,100	79,944
Versartis, Inc. (a)(d)	746,094	9,438
Vertex Pharmaceuticals, Inc. (a)	386,267	49,967
		6,821,617
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	607,400	27,284
Align Technology, Inc. (a)	183,656	12,257
Baxter International, Inc.	793,700	29,883
Cutera, Inc. (a)	284,700	4,048
DexCom, Inc. (a)	474,900	40,376
Entellus Medical, Inc.	561,600	9,794
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Genmark Diagnostics, Inc. (a)(d)	1,773,953	$ 14,138
Insulet Corp. (a)	1,716,400	62,803
Intuitive Surgical, Inc. (a)	89,693	46,642
Novadaq Technologies, Inc. (a)	564,000	6,870
Novocure Ltd.	571,461	12,524
Novocure Ltd. (a)(d)	816,600	19,884
Penumbra, Inc. (a)	301,100	15,151
Penumbra, Inc.	1,128,787	51,121
Presbia PLC (e)	1,004,369	5,504
St. Jude Medical, Inc.	466,400	29,430
Zeltiq Aesthetics, Inc. (a)	388,200	11,794
		399,503
Health Care Providers & Services - 1.1%
Apollo Hospitals Enterprise Ltd. (a)	720,000	14,244
Cardinal Health, Inc.	897,700	77,965
Express Scripts Holding Co. (a)	530,803	45,373
Laboratory Corp. of America Holdings (a)	203,500	24,733
McKesson Corp.	1,093,500	207,054
UnitedHealth Group, Inc.	956,900	107,852
		477,221
Health Care Technology - 0.5%
athenahealth, Inc. (a)(d)	819,900	137,538
Castlight Health, Inc. Class B (a)(d)	2,619,894	10,480
Cerner Corp. (a)	924,700	55,112
		203,130
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	522,038	96,003
Pharmaceuticals - 2.5%
Adimab LLC unit (h)(i)	3,162,765	58,480
Allergan PLC (a)	847,038	265,877
Bristol-Myers Squibb Co.	3,256,500	218,218
Catalent, Inc. (a)	537,700	14,975
Endocyte, Inc. (a)(d)	2,039,915	9,445
Intra-Cellular Therapies, Inc. (a)(d)(e)	2,411,109	128,584
Jazz Pharmaceuticals PLC (a)	501,700	73,544
Mylan N.V.	981,200	50,336
Sun Pharmaceutical Industries Ltd.	3,213,705	35,274
Teva Pharmaceutical Industries Ltd. sponsored ADR	573,900	36,116
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
The Medicines Company (a)(d)	1,851,400	$ 77,777
Valeant Pharmaceuticals International, Inc. (Canada) (a)	615,361	55,456
		1,024,082
TOTAL HEALTH CARE		9,021,556
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	2,315,300	240,675
Lockheed Martin Corp.	691,900	151,637
Space Exploration Technologies Corp. Class A (i)	356,922	31,766
The Boeing Co.	920,300	133,858
		557,936
Air Freight & Logistics - 0.4%
FedEx Corp.	122,600	19,437
United Parcel Service, Inc. Class B	1,294,200	133,316
		152,753
Airlines - 3.4%
Allegiant Travel Co.	490,700	85,936
American Airlines Group, Inc.	1,166,100	48,113
Azul-Linhas Aereas Brasileiras warrants (a)(i)	1,017,079	0
Delta Air Lines, Inc.	2,658,500	123,514
InterGlobe Aviation Ltd. (a)	632,349	10,563
JetBlue Airways Corp. (a)	11,625,723	287,620
Ryanair Holdings PLC sponsored ADR	621,052	47,759
Southwest Airlines Co.	5,906,515	270,991
Spirit Airlines, Inc. (a)	2,375,029	87,330
United Continental Holdings, Inc. (a)	5,522,800	307,786
Virgin America, Inc. (d)	475,300	17,296
Wheels Up Partners Holdings LLC Series B unit (h)(i)	6,703,518	19,040
Wizz Air Holdings PLC (e)	2,924,293	77,780
		1,383,728
Building Products - 0.1%
Caesarstone Sdot-Yam Ltd.	1,170,827	47,863
Construction & Engineering - 0.0%
Fluor Corp.	178,200	8,661
Electrical Equipment - 0.4%
AMETEK, Inc.	84,900	4,793
Eaton Corp. PLC	625,100	36,356
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	519,900	$ 25,995
Rockwell Automation, Inc.	719,900	76,626
SolarCity Corp. (a)(d)	265,900	7,647
		151,417
Industrial Conglomerates - 0.9%
3M Co.	1,268,500	198,622
Danaher Corp.	1,606,500	154,851
		353,473
Machinery - 0.3%
Caterpillar, Inc.	363,300	26,394
Cummins, Inc.	101,100	10,147
Deere & Co. (d)	579,600	46,119
Illinois Tool Works, Inc.	398,100	37,413
ITT Corp.	118,200	4,694
Xylem, Inc.	340,300	12,700
		137,467
Road & Rail - 0.7%
Union Pacific Corp.	3,697,600	310,414
TOTAL INDUSTRIALS		3,103,712
INFORMATION TECHNOLOGY - 36.1%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)(d)	75,800	5,573
Cisco Systems, Inc.	739,700	20,157
Infinera Corp. (a)(d)(e)	12,916,928	290,889
Palo Alto Networks, Inc. (a)	109,300	20,476
		337,095
Electronic Equipment & Components - 0.1%
Fitbit, Inc. (d)	239,100	6,867
TE Connectivity Ltd.	219,100	14,699
Trimble Navigation Ltd. (a)	877,000	20,083
		41,649
Internet Software & Services - 10.8%
Actua Corp. (a)(e)	3,545,805	41,096
Akamai Technologies, Inc. (a)	1,271,700	73,263
Alibaba Group Holding Ltd. sponsored ADR (a)	1,029,700	86,577
Alphabet, Inc.:
Class A (a)	2,014,378	1,536,668
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Alphabet, Inc.: - continued
Class C	1,300,203	$ 965,531
Baidu.com, Inc. sponsored ADR (a)	25,164	5,485
Criteo SA sponsored ADR (a)	273,183	11,135
Demandware, Inc. (a)(d)	697,673	35,686
Dropbox, Inc. (a)(i)	1,105,082	14,919
eBay, Inc. (a)	2,267,900	67,107
Facebook, Inc. Class A (a)	11,003,391	1,146,993
GoDaddy, Inc. (a)	180,300	5,602
IAC/InterActiveCorp	130,000	8,163
LinkedIn Corp. Class A (a)	183,700	44,659
Marketo, Inc. (a)(e)	2,213,800	67,012
MercadoLibre, Inc. (d)	97,100	11,967
Mimecast Ltd.	316,600	3,201
NAVER Corp.	9,827	5,346
New Relic, Inc. (d)	606,479	22,810
Rackspace Hosting, Inc. (a)	3,042,000	87,062
Shopify, Inc. Class A (d)	959,572	25,275
Tencent Holdings Ltd.	878,700	17,462
Twitter, Inc. (a)	5,968,190	151,592
Wix.com Ltd. (a)	1,103,000	27,410
		4,462,021
IT Services - 2.8%
Cognizant Technology Solutions Corp. Class A (a)	1,190,732	76,897
IBM Corp.	497,100	69,306
MasterCard, Inc. Class A	3,558,100	348,409
PayPal Holdings, Inc. (a)	2,298,900	81,059
Square, Inc.	348,200	4,192
VeriFone Systems, Inc. (a)	1,616,400	46,358
Visa, Inc. Class A	6,438,005	508,667
		1,134,888
Semiconductors & Semiconductor Equipment - 5.8%
Altera Corp.	281,500	14,863
Applied Micro Circuits Corp. (a)(d)(e)	6,291,789	46,056
ASML Holding NV (d)	198,493	18,404
Broadcom Corp. Class A	1,793,900	98,001
Cavium, Inc. (a)(e)	2,847,860	191,120
Cirrus Logic, Inc. (a)	236,153	7,807
Cree, Inc. (a)(d)(e)	6,692,671	184,985
Cypress Semiconductor Corp. (d)	3,629,440	39,271
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	698,000	$ 19,572
Intel Corp.	435,500	15,142
KLA-Tencor Corp.	311,700	20,719
Mellanox Technologies Ltd. (a)	925,889	41,609
Micron Technology, Inc. (a)	363,400	5,789
NVIDIA Corp. (e)	37,682,284	1,195,282
Qorvo, Inc. (a)	140,900	8,182
Rambus, Inc. (a)(d)	4,918,200	58,674
Silicon Laboratories, Inc. (a)(e)	3,416,780	184,882
Skyworks Solutions, Inc.	318,831	26,469
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,659,800	37,777
Texas Instruments, Inc.	2,454,500	142,656
Xilinx, Inc.	295,700	14,693
		2,371,953
Software - 9.9%
Activision Blizzard, Inc.	5,948,623	224,025
Adobe Systems, Inc. (a)	1,766,936	161,604
Appirio, Inc. (i)	389,363	1,752
Autodesk, Inc. (a)	645,000	40,938
CyberArk Software Ltd. (a)(d)	1,327,300	57,459
Electronic Arts, Inc. (a)	761,752	51,639
HubSpot, Inc. (a)(d)	1,250,511	67,790
Imperva, Inc. (a)	821,700	61,323
Intuit, Inc.	516,000	51,703
Microsoft Corp.	9,817,717	533,593
Oracle Corp.	3,731,900	145,432
Paylocity Holding Corp. (a)(d)	353,000	15,511
Rapid7, Inc. (a)(d)	121,775	2,086
Red Hat, Inc. (a)	5,593,886	455,398
Salesforce.com, Inc. (a)	23,209,112	1,849,534
ServiceNow, Inc. (a)	2,613,100	227,366
Splunk, Inc. (a)	1,192,200	70,936
Tableau Software, Inc. (a)	68,500	6,647
Zendesk, Inc. (a)	1,518,800	38,896
		4,063,632
Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	19,758,348	2,337,414
Nimble Storage, Inc. (a)	1,177,382	12,327
Pure Storage, Inc.:
Class A (a)	1,626,400	20,997
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Pure Storage, Inc.: - continued
Class B	1,477,839	$ 17,171
Samsung Electronics Co. Ltd.	9,759	10,802
SanDisk Corp.	507,300	37,474
		2,436,185
TOTAL INFORMATION TECHNOLOGY		14,847,423
MATERIALS - 0.9%
Chemicals - 0.9%
CF Industries Holdings, Inc.	1,438,625	66,378
E.I. du Pont de Nemours & Co.	1,285,700	86,579
Metabolix, Inc. (a)(d)	14,637	30
Monsanto Co.	1,482,171	141,043
Praxair, Inc.	246,700	27,828
The Dow Chemical Co.	554,800	28,922
The Mosaic Co.	341,000	10,789
		361,569
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
Level 3 Communications, Inc. (a)	743,400	37,787
Verizon Communications, Inc.	2,398,800	109,025
		146,812
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,350,000	47,925
TOTAL TELECOMMUNICATION SERVICES		194,737
TOTAL COMMON STOCKS (Cost $21,167,196)		40,179,548
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Roku, Inc.:
Series F, 8.00% (a)(i)	17,901,305	27,369
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Roku, Inc.: - continued
Series G, 8.00% (a)(i)	2,750,007	$ 4,204
Series H (i)	823,979	1,260
		32,833
Internet & Catalog Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(i)	92,950	4,253
Series D (i)	69,363	3,174
		7,427
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(i)	1,506,412	748
Series D (a)(i)	424,747	211
		959
Media - 0.0%
Turn, Inc. Series E (a)(i)	984,774	3,644
TOTAL CONSUMER DISCRETIONARY		44,863
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (i)	750,363	10,000
HEALTH CARE - 0.6%
Biotechnology - 0.4%
BeiGene Ltd. Series A2 (i)	8,617,681	10,083
Editas Medicine, Inc. Series B (i)	1,424,062	6,408
Immunocore Ltd. Series A (i)	67,323	12,262
Intarcia Therapeutics, Inc.:
Series CC (a)(i)	1,051,411	32,720
Series DD (a)(i)	1,543,687	48,040
Intellia Therapeutics, Inc. Series B (i)	604,556	3,174
Moderna LLC Series E (i)	565,117	34,851
RaNA Therapeutics LLC Series B (i)	4,408,601	4,761
		152,299
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A (i)	589,863	$ 590
Series B (g)(i)	1,917,058	5,751
		6,341
Pharmaceuticals - 0.2%
Kolltan Pharmaceuticals, Inc. Series D (a)(i)	7,940,644	7,941
Stemcentrx, Inc. Series G (i)	2,065,715	47,594
Syros Pharmaceuticals, Inc. Series B, 6.00% (a)(i)	3,779,290	11,890
		67,425
TOTAL HEALTH CARE		226,065
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (i)	216,276	19,249
Airlines - 0.1%
Azul-Linhas Aereas Brasileiras Series B (a)(i)	1,017,079	31,545
Commercial Services & Supplies - 0.1%
Domo, Inc. Series D (a)(i)	2,990,903	24,735
Professional Services - 0.1%
YourPeople, Inc. Series C (i)	5,833,137	48,823
TOTAL INDUSTRIALS		124,352
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.6%
Jet.Com, Inc. Series B1 (i)	7,578,338	37,800
Uber Technologies, Inc.:
Series D, 8.00% (a)(i)	4,770,180	189,090
Series E, 8.00% (i)	209,216	8,293
		235,183
IT Services - 0.1%
AppNexus, Inc. Series E (a)(i)	923,523	18,535
Nutanix, Inc. Series E (a)(i)	1,151,309	18,168
		36,703
Software - 0.2%
Appirio, Inc. Series E (i)	2,725,544	12,265
Apptio, Inc. Series E, 8.00% (a)(i)	881,266	17,220
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Software - continued
Cloudera, Inc. Series F (a)(i)	529,285	$ 17,376
Cloudflare, Inc. Series D (a)(i)	1,429,726	10,071
Dataminr, Inc. Series D (i)	1,773,901	15,328
MongoDB, Inc. Series F, 8.00% (a)(i)	1,913,404	14,886
Snapchat, Inc. Series F (i)	452,473	11,882
Taboola.Com Ltd. Series E (i)	1,337,420	9,509
		108,537
TOTAL INFORMATION TECHNOLOGY		380,423
TOTAL CONVERTIBLE PREFERRED STOCKS		785,703
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	157,100	21,775
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(h)(i)	619,048	0
TOTAL CONSUMER DISCRETIONARY		21,775
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Moderna LLC Series D, 8.00% (a)(i)	468,823	28,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS		50,687
TOTAL PREFERRED STOCKS (Cost $773,088)		836,390
Money Market Funds - 3.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	72,349,053	$ 72,349
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	1,283,070,118	1,283,070
TOTAL MONEY MARKET FUNDS (Cost $1,355,419)		1,355,419
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $23,295,703)		42,371,357
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(1,271,247)
NET ASSETS - 100%		$ 41,100,110
Values show as $0 may reflect amounts less than $500.
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $108,034,000 or 0.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,022,687,000 or 2.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Adimab LLC unit	9/17/14 - 6/5/15	$ 47,869
Security	Acquisition Date	Acquisition Cost (000s)
Appirio, Inc.	2/12/15	$ 2,780
Appirio, Inc. Series E	2/12/15	$ 19,462
AppNexus, Inc. Series E	8/1/14	$ 18,500
Apptio, Inc. Series E, 8.00%	5/3/13	$ 20,000
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 43,140
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0
BeiGene Ltd. Series A2	4/21/15	$ 10,083
Blue Apron, Inc. Series D	5/18/15	$ 10,000
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$ 19,500
Cloudera, Inc. Series F	2/5/14	$ 7,706
Cloudflare, Inc. Series D	11/5/14	$ 8,758
Codiak Biosciences, Inc. Series A	11/12/15	$ 590
Codiak Biosciences, Inc. Series B	11/12/15	$ 5,751
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$ 22,617
Domo, Inc. Series D	1/24/14	$ 12,362
Dropbox, Inc.	5/2/12	$ 10,000
Security	Acquisition Date	Acquisition Cost (000s)
Editas Medicine, Inc. Series B	8/4/15	$ 6,408
Immunocore Ltd. Series A	7/27/15	$ 12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$ 50,000
Intellia Therapeutics, Inc. Series B	8/20/15	$ 3,174
Jet.Com, Inc. Series B1	11/24/15	$ 37,800
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 7,941
Moderna LLC Series D, 8.00%	11/6/13	$ 10,000
Moderna LLC Series E	12/18/14	$ 34,851
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 32,000
NJOY, Inc. Series C	6/7/13	$ 12,176
NJOY, Inc. Series D	2/14/14	$ 7,189
Nutanix, Inc. Series E	8/26/14	$ 15,424
RaNA Therapeutics LLC Series B	7/17/15	$ 4,761
Roku, Inc. Series F, 8.00%	5/7/13 - 5/28/13	$ 16,212
Roku, Inc. Series G, 8.00%	10/1/14	$ 3,574
Roku, Inc. Series H	11/9/15	$ 1,260
Security	Acquisition Date	Acquisition Cost (000s)
RPI International Holdings LP	5/21/15	$ 9,997
Snapchat, Inc. Series F	3/25/15	$ 13,900
Space Exploration Technologies Corp. Class A	10/16/15	$ 31,766
Space Exploration Technologies Corp. Series G	1/20/15	$ 16,753
Stemcentrx, Inc. Series G	8/14/15	$ 47,594
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 11,890
Taboola.Com Ltd. Series E	12/22/14	$ 13,943
The Honest Co., Inc.	8/21/14	$ 1,078
Security	Acquisition Date	Acquisition Cost (000s)
The Honest Co., Inc. Series C	8/21/14	$ 2,515
The Honest Co., Inc. Series D	8/3/15	$ 3,174
Tory Burch LLC	12/31/12	$ 17,779
Tory Burch LLC Class A unit	5/14/15	$ 67,653
Turn, Inc. Series E	12/30/13	$ 8,213
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 6,971
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$ 19,040
YourPeople, Inc. Series C	5/1/15	$ 86,920
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 210
Fidelity Securities Lending Cash Central Fund	9,079
Total	$ 9,289
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 169,528	$ 17,197	$ 11,374	$ -	$ 218,826
Actua Corp.	63,259	2,578	5,482	-	41,096
Alkermes PLC	580,112	49,881	72,118	-	745,876
Alnylam Pharmaceuticals, Inc.	506,721	41,583	62,782	-	512,375
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Applied Micro Circuits Corp.	$ 37,420	$ 3,721	$ 3,717	$ -	$ 46,056
aTyr Pharma, Inc.	-	9,974	703	-	5,110
aTyr Pharma, Inc.	-	5,683	-	-	12,502
bluebird bio, Inc.	86,573	57,504	33,039	-	205,014
Buffalo Wild Wings, Inc.	174,550	-	46,627	-	-
Cavium, Inc.	173,567	6,877	21,277	-	191,120
Chimerix, Inc.	80,358	24,885	12,261	-	105,837
Chuy's Holdings, Inc.	29,352	3,227	4,007	-	45,305
Cree, Inc.	263,391	13,637	32,138	-	184,985
Dicerna Pharmaceuticals, Inc.	9,744	5,269	1,934	-	14,490
Eleven Biotherapeutics, Inc.	7,072	7,122	472	-	3,828
Endocyte, Inc.	21,828	-	7,743	-	-
Exelixis, Inc.	13,931	44,747	4,833	-	83,646
Fate Therapeutics, Inc.	5,569	2,622	1,162	-	7,602
First Solar, Inc.	259,648	-	259,407	-	-
Homeinns Hotel Group ADR	-	4,486	9,444	-	78,489
ImmunoGen, Inc.	44,340	-	51,058	-	-
Immunomedics, Inc.	21,150	-	12,532	-	-
Infinera Corp.	154,332	54,544	24,219	-	290,889
Insulet Corp.	161,108	1,017	56,158	-	-
Intra-Cellular Therapies, Inc.	28,907	20,041	7,222	-	128,584
Isis Pharmaceuticals, Inc.	435,678	50,204	53,711	-	509,728
Kate Spade & Co.	256,567	37,346	32,484	-	155,897
Lexicon Pharmaceuticals, Inc.	41,449	9,271	5,128	-	81,561
lululemon athletica, Inc.	410,854	111,595	66,449	-	453,130
Lumber Liquidators Holdings, Inc.	119,494	3,274	30,172	-	-
Marketo, Inc.	76,346	1,949	6,385	-	67,012
Merrimack Pharmaceuticals, Inc.	87,434	7,088	23,390	-	75,878
Momenta Pharmaceuticals, Inc.	13,208	80,615	9,345	-	101,247
NPS Pharmaceuticals, Inc.	253,941	-	346,490	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
NVIDIA Corp.	$ 861,599	$ 27,144	$ 97,050	$ 15,413	$ 1,195,282
Presbia PLC	-	8,117	424	-	5,504
Prothena Corp. PLC	49,838	8,688	9,798	-	145,362
Rambus, Inc.	77,562	-	18,636	-	-
Regulus Therapeutics, Inc.	61,620	5,577	4,879	-	33,318
Restoration Hardware Holdings, Inc.	179,519	15,874	21,647	-	185,808
Rigel Pharmaceuticals, Inc.	11,098	940	1,808	-	16,099
Sage Therapeutics, Inc.	35,495	8,250	9,076	-	78,768
Seattle Genetics, Inc.	306,182	4,442	124,041	-	-
Silicon Laboratories, Inc.	151,414	25,402	23,939	-	184,882
Transition Therapeutics, Inc.	12,339	8,067	1,265	-	5,321
VeriFone Systems, Inc.	231,754	-	161,992	-	-
Wizz Air Holdings PLC	-	65,766	6,214	-	77,780
Total	$ 6,565,851	$ 856,204	$ 1,796,032	$ 15,413	$ 6,294,207
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,593,781	$ 7,284,931	$ 193,563	$ 115,287
Consumer Staples	3,547,199	3,537,199	-	10,000
Energy	371,949	371,949	-	-
Financials	1,214,260	1,202,569	-	11,691
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$ 9,276,533	$ 8,866,205	$ 96,871	$ 313,457
Industrials	3,228,064	3,052,906	-	175,158
Information Technology	15,227,846	14,796,119	34,633	397,094
Materials	361,569	361,569	-	-
Telecommunication Services	194,737	194,737	-	-
Money Market Funds	1,355,419	1,355,419	-	-
Total Investments in Securities:	$ 42,371,357	$ 41,023,603	$ 325,067	$ 1,022,687
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 689,009
Net Realized Gain (Loss) on Investment Securities	3,741
Net Unrealized Gain (Loss) on Investment Securities	(76,354)
Cost of Purchases	501,832
Proceeds of Sales	(95,541)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,022,687
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2015	$ (48,594)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note 4 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2015

Assets
Investment in securities, at value (including securities loaned of $1,221,428) - See accompanying schedule: Unaffiliated issuers (cost $18,046,686)	$ 34,721,731
Fidelity Central Funds (cost $1,355,419)	1,355,419
Other affiliated issuers (cost $3,893,598)	6,294,207
Total Investments (cost $23,295,703)		$ 42,371,357
Cash		43
Foreign currency held at value (cost $1,002)		1,002
Receivable for investments sold		32,438
Receivable for fund shares sold		32,067
Dividends receivable		31,866
Distributions receivable from Fidelity Central Funds		1,005
Prepaid expenses		99
Other receivables		1,612
Total assets		42,471,489

Liabilities
Payable for investments purchased
Regular delivery	$ 13,970
Delayed delivery	5,751
Payable for fund shares redeemed	36,856
Accrued management fee	26,032
Other affiliated payables	3,751
Other payables and accrued expenses	1,949
Collateral on securities loaned, at value	1,283,070
Total liabilities		1,371,379

Net Assets		$ 41,100,110
Net Assets consist of:
Paid in capital		$ 20,478,487
Undistributed net investment income		12,121
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,533,903
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,075,599
Net Assets		$ 41,100,110

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2015

Growth Company:
Net Asset Value, offering price and redemption price per share ($23,513,326 ÷ 163,889 shares)	$ 143.47

Class K:
Net Asset Value, offering price and redemption price per share ($17,586,784 ÷ 122,627 shares)	$ 143.42

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2015

Investment Income
Dividends (including $15,413 earned from other affiliated issuers)		$ 351,280
Income from Fidelity Central Funds		9,289
Total income		360,569

Expenses
Management fee
Basic fee	$ 229,480
Performance adjustment	70,693
Transfer agent fees	44,181
Accounting and security lending fees	2,455
Custodian fees and expenses	610
Independent trustees' compensation	180
Appreciation in deferred trustee compensation account	1
Registration fees	241
Audit	217
Legal	108
Interest	1
Miscellaneous	281
Total expenses before reductions	348,448
Expense reductions	(1,734)	346,714
Net investment income (loss)		13,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,952,672
Other affiliated issuers	485,453
Foreign currency transactions	(1,020)
Total net realized gain (loss)		4,437,105
Change in net unrealized appreciation (depreciation) on: Investment securities	(841,690)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(841,705)
Net gain (loss)		3,595,400
Net increase (decrease) in net assets resulting from operations		$ 3,609,255

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,855	$ 74,152
Net realized gain (loss)	4,437,105	6,303,239
Change in net unrealized appreciation (depreciation)	(841,705)	663,840
Net increase (decrease) in net assets resulting from operations	3,609,255	7,041,231
Distributions to shareholders from net investment income	(57,135)	(103,830)
Distributions to shareholders from net realized gain	(1,421,834)	(3,129,839)
Total distributions	(1,478,969)	(3,233,669)
Share transactions - net increase (decrease)	(3,437,067)	(6,288,051)
Total increase (decrease) in net assets	(1,306,781)	(2,480,489)

Net Assets
Beginning of period	42,406,891	44,887,380
End of period (including undistributed net investment income of $12,121 and undistributed net investment income of $55,653, respectively)	$ 41,100,110	$ 42,406,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Company Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 136.46	$ 124.69	$ 95.80	$ 85.29	$ 79.40
Income from Investment Operations
Net investment income (loss) B	(.01)	.15	.29	.15	.09
Net realized and unrealized gain (loss)	11.72	20.49	31.23	13.12	5.80
Total from investment operations	11.71	20.64	31.52	13.27	5.89
Distributions from net investment income	(.13)	(.21)	(.19)	(.05)	- F
Distributions from net realized gain	(4.57)	(8.67)	(2.44)	(2.71)	-
Total distributions	(4.70)	(8.87) H	(2.63)	(2.76)	- F
Net asset value, end of period	$ 143.47	$ 136.46	$ 124.69	$ 95.80	$ 85.29
Total ReturnA	8.90%	17.80%	33.85%	16.24%	7.42%
Ratios to Average Net AssetsC, E
Expenses before reductions	.88%	.82%	.83%	.90%	.84%
Expenses net of fee waivers, if any	.87%	.82%	.83%	.90%	.84%
Expenses net of all reductions	.87%	.82%	.83%	.90%	.84%
Net investment income (loss)	(.01)%	.12%	.27%	.16%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 23,513	$ 24,165	$ 22,936	$ 22,952	$ 24,665
Portfolio turnover rateD	18% G	12% G	26%	33%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Company Fund Class K

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 136.41	$ 124.68	$ 95.82	$ 85.35	$ 79.48
Income from Investment Operations
Net investment income (loss) B	.12	.29	.42	.27	.21
Net realized and unrealized gain (loss)	11.72	20.48	31.21	13.10	5.80
Total from investment operations	11.84	20.77	31.63	13.37	6.01
Distributions from net investment income	(.26)	(.37)	(.34)	(.19)	(.14)
Distributions from net realized gain	(4.57)	(8.67)	(2.44)	(2.71)	-
Total distributions	(4.83)	(9.04)	(2.77) G	(2.90)	(.14)
Net asset value, end of period	$ 143.42	$ 136.41	$ 124.68	$ 95.82	$ 85.35
Total ReturnA	9.01%	17.93%	34.02%	16.38%	7.57%
Ratios to Average Net AssetsC, E
Expenses before reductions	.77%	.71%	.71%	.77%	.70%
Expenses net of fee waivers, if any	.77%	.71%	.71%	.77%	.70%
Expenses net of all reductions	.77%	.71%	.71%	.77%	.70%
Net investment income (loss)	.09%	.24%	.39%	.29%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 17,587	$ 18,242	$ 21,951	$ 15,454	$ 10,568
Portfolio turnover rateD	18% F	12% F	26%	33%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$1,022,687	Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.00 - $120.93 / $38.10	Increase
			Discount rate	15.0%	Decrease
			Adjusted transaction price	$31.12	Increase
			Put premium	38.0	Increase
		Market comparable	EV/EBITDA multiple	8.4	Increase
			Discount for lack of marketability	15.0% - 20.0% / 15.7%	Decrease
			EV/Sales multiple	1.5 - 23.0 / 7.2	Increase
			Discount rate	8.0% - 50.0% / 11.8%	Decrease
			P/E multiple	12.8	Increase
			Premium to multiple	2.7	Increase
			Premium rate	86.4%	Increase
			Liquidity preference	$8.34	Increase

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 11/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities - continued		Partnership NAV	Partnership NAV	$137.88	Increase
		Proposed transaction price	Transaction price	$0.50	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,432,645
Gross unrealized depreciation	(1,404,982)
Net unrealized appreciation (depreciation) on securities	$ 19,027,663
Tax Cost	$ 23,343,694

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,728
Undistributed long-term capital gain	$ 1,581,894
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,027,608

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$ 57,135	$ 103,830
Long-term Capital Gains	1,421,834	3,129,839
Total	$ 1,478,969	$ 3,233,669

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,344,506 and $7,722,182, respectively.

Redemptions In-Kind. During the period, 31,588 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments with a value of $4,379,418. The net realized gain of $2,610,732 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$ 35,513.15
Class K	8,668.05
	$ 44,181

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $141 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,958.36%		$ -*

* Amount represents three hundred and fifty-seven dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $60 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

$11,281. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,079, including $824 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $15,110. The weighted average interest rate was .61%. The interest expense amounted to two hundred and fifty-six dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $268 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $171 and a portion of class-level operating expenses as follows:

Amount
Growth Company	$ 1,293

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Growth Company	$ 22,481	$ 37,937
Class K	34,654	65,893
Total	$ 57,135	$ 103,830

Annual Report

10. Distributions to Shareholders - continued

Years ended November 30,	2015	2014
From net realized gain
Growth Company	$ 808,358	$ 1,596,300
Class K	613,476	1,533,539
Total	$ 1,421,834	$ 3,129,839

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2015	2014	2015	2014
Growth Company
Shares sold	20,925	21,635	$ 2,877,874	$ 2,682,272
Reinvestment of distributions	6,056	13,474	796,034	1,574,166
Shares redeemed	(40,175) A	(41,979) B	(5,503,138) A	(5,228,521)B
Net increase (decrease)	(13,194)	(6,870)	$ (1,829,230)	$ (972,083)
Class K
Shares sold	41,669	33,338	$ 5,709,393	$ 4,145,380
Reinvestment of distributions	4,938	13,711	648,130	1,599,432
Shares redeemed	(57,706) A	(89,381) B	(7,965,360) A	(11,060,780) B
Net increase (decrease)	(11,099)	(42,332)	$ (1,607,837)	$ (5,315,968)

A Amount includes in-kind redemptions. (see Note 4: Redemption In-Kind).

B Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/07/2015	12/04/2015	$0.061	$5.155

	01/19/2016	01/15/2016	$0.050	$0.357

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $1,827,400,204, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCF-K-UANN-0116
1.863210.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments November 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Growth Strategies

Fund

Annual Report

November 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	4.86%	12.51%	6.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Jean Park: For the year, the fund's share classes notably outpaced the 1.82% result of the benchmark Russell Midcap® Growth Index. Stock selection was the main driver of the fund's outperformance versus the index, led by choices in information technology. Positions in global payments provider Total System Services and video game developer Electronic Arts were the fund's top individual relative contributors. Both companies met several criteria of my investment process, including high free-cash-flow (FCF) yield and high return on equity. On the downside, my choices in health care dragged on the fund's relative result, but the fund's primary individual detractors did not come from this sector. Avoiding Internet content provider Netflix proved detrimental, as the stock continued to rise. The company did not fit my investment process, given its negative FCF and high valuation. Also detracting was the fund's stake in semiconductor company SanDisk, which has experienced several consecutive disappointing quarters. I sold much of the fund's position by period end, harvesting a long-term tax loss to offset some of the fund's capital gains.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During PeriodC June 1, 2015 to November 30, 2015
Growth Strategies	.95%
Actual		$ 1,000.00	$ 975.30	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.31	$ 4.81
Class K	.80%
Actual		$ 1,000.00	$ 975.70	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total System Services, Inc.	2.6	2.0
O'Reilly Automotive, Inc.	2.4	1.9
Intuit, Inc.	2.3	2.3
Electronic Arts, Inc.	2.3	2.2
Avago Technologies Ltd.	2.2	2.4
AutoZone, Inc.	2.0	0.6
Wyndham Worldwide Corp.	2.0	2.0
AmerisourceBergen Corp.	2.0	2.2
Kroger Co.	1.9	2.0
TransDigm Group, Inc.	1.7	1.6
	21.4
Top Five Market Sectors as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.3	20.8
Information Technology	23.0	21.8
Health Care	16.2	18.1
Industrials	15.5	17.5
Financials	10.4	8.6
Asset Allocation (% of fund's net assets)
As of November 30, 2015 *		As of May 31, 2015 **
	Stocks 99.3%		Stocks 99.6%
	Short-Term Investments and Net Other Assets (Liabilities) 0.7%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	12.3%	** Foreign investments	11.9%

Annual Report

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.3%
Auto Components - 2.7%
Delphi Automotive PLC	564,000	$ 49,564
Visteon Corp. (a)	310,370	37,216
		86,780
Diversified Consumer Services - 2.2%
H&R Block, Inc.	1,020,850	37,455
Service Corp. International	515,500	14,357
ServiceMaster Global Holdings, Inc. (a)	540,000	20,239
		72,051
Hotels, Restaurants & Leisure - 5.1%
Domino's Pizza, Inc.	269,000	28,909
Jack in the Box, Inc.	473,000	35,068
Las Vegas Sands Corp.	828,000	36,482
Wyndham Worldwide Corp.	855,000	64,912
		165,371
Household Durables - 1.5%
Harman International Industries, Inc.	200,100	20,642
Jarden Corp. (a)	575,000	26,841
		47,483
Internet & Catalog Retail - 1.2%
Liberty Interactive Corp. QVC Group Series A (a)	647,000	17,133
TripAdvisor, Inc. (a)	277,000	22,816
		39,949
Media - 0.7%
Starz Series A (a)	454,350	16,029
Time Warner Cable, Inc.	33,000	6,097
		22,126
Multiline Retail - 0.7%
Macy's, Inc.	560,000	21,885
Specialty Retail - 6.7%
AutoZone, Inc. (a)	84,500	66,229
GNC Holdings, Inc.	985,000	29,363
L Brands, Inc.	458,000	43,698
O'Reilly Automotive, Inc. (a)	293,981	77,573
		216,863
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.5%
Hanesbrands, Inc.	1,470,000	$ 45,085
VF Corp.	530,000	34,291
		79,376
TOTAL CONSUMER DISCRETIONARY		751,884
CONSUMER STAPLES - 5.9%
Beverages - 0.9%
Brown-Forman Corp. Class B (non-vtg.)	60,808	6,235
Monster Beverage Corp.	150,000	23,192
		29,427
Food & Staples Retailing - 1.9%
Kroger Co.	1,620,000	61,009
Food Products - 1.9%
Amplify Snack Brands, Inc. (a)(d)	116,852	1,466
Mead Johnson Nutrition Co. Class A	239,000	19,261
The Hershey Co.	452,408	39,047
		59,774
Personal Products - 0.4%
Coty, Inc. Class A (d)	226,000	6,278
Estee Lauder Companies, Inc. Class A	72,000	6,057
		12,335
Tobacco - 0.8%
Reynolds American, Inc.	587,618	27,177
TOTAL CONSUMER STAPLES		189,722
ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Tesoro Corp.	295,000	33,975
FINANCIALS - 10.4%
Banks - 0.3%
Investors Bancorp, Inc.	830,000	10,641
Capital Markets - 2.1%
Affiliated Managers Group, Inc. (a)	66,535	11,792
Ameriprise Financial, Inc.	348,000	39,307
Lazard Ltd. Class A	338,587	15,734
		66,833
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 1.0%
Credit Acceptance Corp. (a)(d)	52,000	$ 10,422
OneMain Holdings, Inc. (a)	465,000	22,534
		32,956
Diversified Financial Services - 2.7%
McGraw Hill Financial, Inc.	506,000	48,814
Moody's Corp.	365,000	37,639
		86,453
Insurance - 2.7%
AmTrust Financial Services, Inc. (d)	359,500	22,472
Aon PLC	455,000	43,107
Arch Capital Group Ltd. (a)	188,000	13,624
Progressive Corp.	253,000	7,797
		87,000
Real Estate Investment Trusts - 0.8%
Extra Space Storage, Inc.	287,637	24,090
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (a)	720,000	26,978
TOTAL FINANCIALS		334,951
HEALTH CARE - 16.2%
Biotechnology - 0.2%
United Therapeutics Corp. (a)	49,200	7,509
Health Care Equipment & Supplies - 2.0%
Boston Scientific Corp. (a)	984,000	17,988
Edwards Lifesciences Corp. (a)	29,600	4,825
St. Jude Medical, Inc.	410,000	25,871
Zimmer Biomet Holdings, Inc.	172,000	17,374
		66,058
Health Care Providers & Services - 10.3%
Aetna, Inc.	470,000	48,293
AmerisourceBergen Corp.	645,000	63,623
Cardinal Health, Inc.	298,000	25,881
Cigna Corp.	348,000	46,973
DaVita HealthCare Partners, Inc. (a)	341,000	24,907
HCA Holdings, Inc. (a)	335,000	22,800
Henry Schein, Inc. (a)	94,000	14,709
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	764,975	$ 54,596
Universal Health Services, Inc. Class B	250,000	30,380
		332,162
Life Sciences Tools & Services - 0.7%
Mettler-Toledo International, Inc. (a)	62,000	21,252
Pharmaceuticals - 3.0%
Endo Health Solutions, Inc. (a)	498,000	30,617
Jazz Pharmaceuticals PLC (a)	196,000	28,732
Mylan N.V.	733,800	37,644
		96,993
TOTAL HEALTH CARE		523,974
INDUSTRIALS - 15.5%
Aerospace & Defense - 2.8%
Huntington Ingalls Industries, Inc.	263,000	34,432
TransDigm Group, Inc. (a)	235,000	55,138
		89,570
Airlines - 3.2%
Alaska Air Group, Inc.	540,000	43,054
Southwest Airlines Co.	911,000	41,797
United Continental Holdings, Inc. (a)	360,000	20,063
		104,914
Commercial Services & Supplies - 1.2%
Deluxe Corp.	350,000	20,528
KAR Auction Services, Inc.	490,000	18,586
		39,114
Electrical Equipment - 1.5%
AMETEK, Inc.	480,000	27,101
Rockwell Automation, Inc.	211,000	22,459
		49,560
Industrial Conglomerates - 1.2%
Roper Industries, Inc.	194,000	37,537
Machinery - 2.6%
IDEX Corp.	249,000	19,621
Toro Co.	216,000	16,647
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
WABCO Holdings, Inc. (a)	128,000	$ 13,757
Wabtec Corp.	412,453	33,046
		83,071
Professional Services - 2.2%
Equifax, Inc.	454,000	50,621
Verisk Analytics, Inc. (a)	290,000	21,736
		72,357
Road & Rail - 0.3%
CSX Corp.	20,000	569
Landstar System, Inc.	121,000	7,553
		8,122
Trading Companies & Distributors - 0.5%
W.W. Grainger, Inc. (d)	82,000	16,444
TOTAL INDUSTRIALS		500,689
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 0.5%
F5 Networks, Inc. (a)	161,550	16,640
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	522,300	28,753
TE Connectivity Ltd.	178,000	11,942
		40,695
Internet Software & Services - 1.0%
VeriSign, Inc. (a)(d)	366,000	32,735
IT Services - 8.6%
Amdocs Ltd.	390,000	22,062
Broadridge Financial Solutions, Inc.	560,000	30,789
CoreLogic, Inc. (a)	141,100	5,201
Fidelity National Information Services, Inc.	304,000	19,356
Fiserv, Inc. (a)	510,600	49,140
FleetCor Technologies, Inc. (a)	133,800	20,566
Genpact Ltd. (a)	360,000	9,072
Global Payments, Inc.	509,100	36,070
Square, Inc.	120,200	1,447
Total System Services, Inc.	1,506,000	84,274
		277,977
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	257,000	13,570
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Avago Technologies Ltd.	545,000	$ 71,095
Cree, Inc. (a)(d)	170,000	4,699
Linear Technology Corp.	67,195	3,072
NXP Semiconductors NV (a)	333,000	31,122
Skyworks Solutions, Inc.	502,000	41,676
		165,234
Software - 5.9%
Adobe Systems, Inc. (a)	121,000	11,067
Check Point Software Technologies Ltd. (a)	373,000	32,559
Electronic Arts, Inc. (a)	1,083,000	73,417
Intuit, Inc.	740,000	74,148
		191,191
Technology Hardware, Storage & Peripherals - 0.6%
SanDisk Corp.	252,000	18,615
TOTAL INFORMATION TECHNOLOGY		743,087
MATERIALS - 4.0%
Chemicals - 2.9%
Celanese Corp. Class A	260,000	18,395
Eastman Chemical Co.	268,000	19,470
Sherwin-Williams Co.	149,500	41,272
The Scotts Miracle-Gro Co. Class A	230,307	16,073
		95,210
Containers & Packaging - 1.1%
Ball Corp.	340,000	23,603
Packaging Corp. of America	178,000	12,102
		35,705
TOTAL MATERIALS		130,915
TOTAL COMMON STOCKS (Cost $2,696,671)		3,209,197
Money Market Funds - 2.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	25,464,169	$ 25,464
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	58,554,500	58,555
TOTAL MONEY MARKET FUNDS (Cost $84,019)		84,019
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $2,780,690)		3,293,216
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(60,137)
NET ASSETS - 100%		$ 3,233,079
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 40
Fidelity Securities Lending Cash Central Fund	83
Total	$ 123
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.7%
Singapore	2.2%
Netherlands	2.2%
Ireland	1.8%
Bailiwick of Jersey	1.5%
United Kingdom	1.3%
Bermuda	1.2%
Israel	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2015

Assets
Investment in securities, at value (including securities loaned of $57,209) - See accompanying schedule: Unaffiliated issuers (cost $2,696,671)	$ 3,209,197
Fidelity Central Funds (cost $84,019)	84,019
Total Investments (cost $2,780,690)		$ 3,293,216
Receivable for investments sold		2,274
Receivable for fund shares sold		3,354
Dividends receivable		3,181
Distributions receivable from Fidelity Central Funds		34
Prepaid expenses		7
Other receivables		81
Total assets		3,302,147

Liabilities
Payable for investments purchased	$ 4,752
Payable for fund shares redeemed	3,176
Accrued management fee	1,933
Other affiliated payables	519
Other payables and accrued expenses	133
Collateral on securities loaned, at value	58,555
Total liabilities		69,068

Net Assets		$ 3,233,079
Net Assets consist of:
Paid in capital		$ 3,279,013
Undistributed net investment income		3,212
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(561,672)
Net unrealized appreciation (depreciation) on investments		512,526
Net Assets		$ 3,233,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2015
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,534,528 ÷ 74,750 shares)	$ 33.91

Class K:
Net Asset Value, offering price and redemption price per share ($698,551 ÷ 20,441 shares)	$ 34.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2015
Investment Income
Dividends		$ 31,274
Income from Fidelity Central Funds		123
Total income		31,397

Expenses
Management fee
Basic fee	$ 18,057
Performance adjustment	2,288
Transfer agent fees	5,157
Accounting and security lending fees	891
Custodian fees and expenses	67
Independent trustees' compensation	13
Registration fees	93
Audit	55
Legal	20
Miscellaneous	16
Total expenses before reductions	26,657
Expense reductions	(80)	26,577
Net investment income (loss)		4,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,836
Foreign currency transactions	4
Total net realized gain (loss)		118,840
Change in net unrealized appreciation (depreciation) on investment securities		15,704
Net gain (loss)		134,544
Net increase (decrease) in net assets resulting from operations		$ 139,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,820	$ 8,116
Net realized gain (loss)	118,840	207,999
Change in net unrealized appreciation (depreciation)	15,704	116,664
Net increase (decrease) in net assets resulting from operations	139,364	332,779
Distributions to shareholders from net investment income	(7,023)	(4,343)
Distributions to shareholders from net realized gain	(561)	-
Total distributions	(7,584)	(4,343)
Share transactions - net increase (decrease)	880,713	(90,412)
Redemption fees	404	108
Total increase (decrease) in net assets	1,012,897	238,132

Net Assets
Beginning of period	2,220,182	1,982,050
End of period (including undistributed net investment income of $3,212 and undistributed net investment income of $6,540, respectively)	$ 3,233,079	$ 2,220,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Strategies Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 32.44	$ 27.66	$ 20.56	$ 19.05	$ 18.99
Income from Investment Operations
Net investment income (loss) B	.04	.11	.09	.02 E	(.04)
Net realized and unrealized gain (loss)	1.53	4.72	7.10	1.49	.10
Total from investment operations	1.57	4.83	7.19	1.51	.06
Distributions from net investment income	(.09)	(.05)	(.07) F	-	-
Distributions from net realized gain	(.01)	-	(.02)F	-	-
Total distributions	(.10)	(.05)	(.09)	-	-
Redemption fees added to paid in capitalB,H	-	-	-	-	-
Net asset value, end of period	$ 33.91	$ 32.44	$ 27.66	$ 20.56	$ 19.05
Total ReturnA	4.86%	17.50%	35.13%	7.93%	.32%
Ratios to Average Net AssetsC, G
Expenses before reductions	.91%	.72%	.71%	.73%	.79%
Expenses net of fee waivers, if any	.91%	.72%	.71%	.73%	.79%
Expenses net of all reductions	.91%	.72%	.69%	.72%	.77%
Net investment income (loss)	.13%	.37%	.39%	.09% E	(.21)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,535	$ 1,835	$ 1,640	$ 1,385	$ 1,597
Portfolio turnover rateD	40%	58%	87%	165%	165%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Strategies Fund Class K

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 32.70	$ 27.88	$ 20.74	$ 19.17	$ 19.06
Income from Investment Operations
Net investment income (loss) B	.10	.17	.15	.07E	.01
Net realized and unrealized gain (loss)	1.52	4.76	7.14	1.50	.10
Total from investment operations	1.62	4.93	7.29	1.57	.11
Distributions from net investment income	(.15)	(.11)	(.13) F	-	-
Distributions from net realized gain	(.01)	-	(.02) F	-	-
Total distributions	(.15) I	(.11)	(.15)	-	-
Redemption fees added to paid in capitalB,H	-	-	-	-	-
Net asset value, end of period	$ 34.17	$ 32.70	$ 27.88	$ 20.74	$ 19.17
Total ReturnA	5.00%	17.75%	35.42%	8.19%	.58%
Ratios to Average Net AssetsC,G
Expenses before reductions	.76%	.53%	.48%	.48%	.54%
Expenses net of fee waivers, if any	.76%	.53%	.48%	.48%	.54%
Expenses net of all reductions	.76%	.53%	.46%	.47%	.53%
Net investment income (loss)	.28%	.56%	.62%	.34% E	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 699	$ 385	$ 342	$ 274	$ 220
Portfolio turnover rateD	40%	58%	87%	165%	165%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 628,241
Gross unrealized depreciation	(114,924)
Net unrealized appreciation (depreciation) on securities	$ 513,317
Tax cost	$ 2,779,899

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,291
Capital loss carryforward	$ (562,462)
Net unrealized appreciation (depreciation) on securities and other investments	$ 513,317

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (432,470)
2017	(129,992)
Total capital loss carryforward	$ (562,462)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	2015	2014
Ordinary Income	$ 7,584	$ 4,343

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,062,118 and $1,184,319, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$ 4,872.20
Class K	285.05
	$ 5,157

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,370.38%		$ -A

A Amount represents less than $500

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $83, including an amount of less than five hundred dollars from securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13 and a portion of class-level operating expenses as follows:

Amount
Growth Strategies	$ 40

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Growth Strategies	$ 5,313	$ 3,012
Class K	1,710	1,331
Total	$ 7,023	$ 4,343
From net realized gain
Growth Strategies	$ 467	$ -
Class K	94	-
Total	$ 561	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2015	2014	2015	2014
Growth Strategies
Shares sold	28,968	5,295	$ 964,524	$ 159,469
Reinvestment of distributions	179	108	5,600	2,940
Shares redeemed	(10,968)	(8,117)	(368,991)	(237,306)
Net increase (decrease)	18,179	(2,714)	$ 601,133	$ (74,897)
Class K
Shares sold	12,315	2,651	$ 404,341	$ 78,391
Reinvestment of distributions	57	48	1,804	1,330
Shares redeemed	(3,697)	(3,210)	(126,565)	(95,236)
Net increase (decrease)	8,675	(511)	$ 279,580	$ (15,515)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 19, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Fidelity Growth Strategies Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Growth Strategies Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Strategies Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FEG-UANN-0116
1.786704.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments November 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Growth Strategies

Fund -
Class K

Annual Report

November 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	5.00%	12.75%	7.17%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Jean Park: For the year, the fund's share classes notably outpaced the 1.82% result of the benchmark Russell Midcap® Growth Index. Stock selection was the main driver of the fund's outperformance versus the index, led by choices in information technology. Positions in global payments provider Total System Services and video game developer Electronic Arts were the fund's top individual relative contributors. Both companies met several criteria of my investment process, including high free-cash-flow (FCF) yield and high return on equity. On the downside, my choices in health care dragged on the fund's relative result, but the fund's primary individual detractors did not come from this sector. Avoiding Internet content provider Netflix proved detrimental, as the stock continued to rise. The company did not fit my investment process, given its negative FCF and high valuation. Also detracting was the fund's stake in semiconductor company SanDisk, which has experienced several consecutive disappointing quarters. I sold much of the fund's position by period end, harvesting a long-term tax loss to offset some of the fund's capital gains.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During PeriodC June 1, 2015 to November 30, 2015
Growth Strategies	.95%
Actual		$ 1,000.00	$ 975.30	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.31	$ 4.81
Class K	.80%
Actual		$ 1,000.00	$ 975.70	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total System Services, Inc.	2.6	2.0
O'Reilly Automotive, Inc.	2.4	1.9
Intuit, Inc.	2.3	2.3
Electronic Arts, Inc.	2.3	2.2
Avago Technologies Ltd.	2.2	2.4
AutoZone, Inc.	2.0	0.6
Wyndham Worldwide Corp.	2.0	2.0
AmerisourceBergen Corp.	2.0	2.2
Kroger Co.	1.9	2.0
TransDigm Group, Inc.	1.7	1.6
	21.4
Top Five Market Sectors as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.3	20.8
Information Technology	23.0	21.8
Health Care	16.2	18.1
Industrials	15.5	17.5
Financials	10.4	8.6
Asset Allocation (% of fund's net assets)
As of November 30, 2015 *		As of May 31, 2015 **
	Stocks 99.3%		Stocks 99.6%
	Short-Term Investments and Net Other Assets (Liabilities) 0.7%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	12.3%	** Foreign investments	11.9%

Annual Report

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.3%
Auto Components - 2.7%
Delphi Automotive PLC	564,000	$ 49,564
Visteon Corp. (a)	310,370	37,216
		86,780
Diversified Consumer Services - 2.2%
H&R Block, Inc.	1,020,850	37,455
Service Corp. International	515,500	14,357
ServiceMaster Global Holdings, Inc. (a)	540,000	20,239
		72,051
Hotels, Restaurants & Leisure - 5.1%
Domino's Pizza, Inc.	269,000	28,909
Jack in the Box, Inc.	473,000	35,068
Las Vegas Sands Corp.	828,000	36,482
Wyndham Worldwide Corp.	855,000	64,912
		165,371
Household Durables - 1.5%
Harman International Industries, Inc.	200,100	20,642
Jarden Corp. (a)	575,000	26,841
		47,483
Internet & Catalog Retail - 1.2%
Liberty Interactive Corp. QVC Group Series A (a)	647,000	17,133
TripAdvisor, Inc. (a)	277,000	22,816
		39,949
Media - 0.7%
Starz Series A (a)	454,350	16,029
Time Warner Cable, Inc.	33,000	6,097
		22,126
Multiline Retail - 0.7%
Macy's, Inc.	560,000	21,885
Specialty Retail - 6.7%
AutoZone, Inc. (a)	84,500	66,229
GNC Holdings, Inc.	985,000	29,363
L Brands, Inc.	458,000	43,698
O'Reilly Automotive, Inc. (a)	293,981	77,573
		216,863
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.5%
Hanesbrands, Inc.	1,470,000	$ 45,085
VF Corp.	530,000	34,291
		79,376
TOTAL CONSUMER DISCRETIONARY		751,884
CONSUMER STAPLES - 5.9%
Beverages - 0.9%
Brown-Forman Corp. Class B (non-vtg.)	60,808	6,235
Monster Beverage Corp.	150,000	23,192
		29,427
Food & Staples Retailing - 1.9%
Kroger Co.	1,620,000	61,009
Food Products - 1.9%
Amplify Snack Brands, Inc. (a)(d)	116,852	1,466
Mead Johnson Nutrition Co. Class A	239,000	19,261
The Hershey Co.	452,408	39,047
		59,774
Personal Products - 0.4%
Coty, Inc. Class A (d)	226,000	6,278
Estee Lauder Companies, Inc. Class A	72,000	6,057
		12,335
Tobacco - 0.8%
Reynolds American, Inc.	587,618	27,177
TOTAL CONSUMER STAPLES		189,722
ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Tesoro Corp.	295,000	33,975
FINANCIALS - 10.4%
Banks - 0.3%
Investors Bancorp, Inc.	830,000	10,641
Capital Markets - 2.1%
Affiliated Managers Group, Inc. (a)	66,535	11,792
Ameriprise Financial, Inc.	348,000	39,307
Lazard Ltd. Class A	338,587	15,734
		66,833
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 1.0%
Credit Acceptance Corp. (a)(d)	52,000	$ 10,422
OneMain Holdings, Inc. (a)	465,000	22,534
		32,956
Diversified Financial Services - 2.7%
McGraw Hill Financial, Inc.	506,000	48,814
Moody's Corp.	365,000	37,639
		86,453
Insurance - 2.7%
AmTrust Financial Services, Inc. (d)	359,500	22,472
Aon PLC	455,000	43,107
Arch Capital Group Ltd. (a)	188,000	13,624
Progressive Corp.	253,000	7,797
		87,000
Real Estate Investment Trusts - 0.8%
Extra Space Storage, Inc.	287,637	24,090
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (a)	720,000	26,978
TOTAL FINANCIALS		334,951
HEALTH CARE - 16.2%
Biotechnology - 0.2%
United Therapeutics Corp. (a)	49,200	7,509
Health Care Equipment & Supplies - 2.0%
Boston Scientific Corp. (a)	984,000	17,988
Edwards Lifesciences Corp. (a)	29,600	4,825
St. Jude Medical, Inc.	410,000	25,871
Zimmer Biomet Holdings, Inc.	172,000	17,374
		66,058
Health Care Providers & Services - 10.3%
Aetna, Inc.	470,000	48,293
AmerisourceBergen Corp.	645,000	63,623
Cardinal Health, Inc.	298,000	25,881
Cigna Corp.	348,000	46,973
DaVita HealthCare Partners, Inc. (a)	341,000	24,907
HCA Holdings, Inc. (a)	335,000	22,800
Henry Schein, Inc. (a)	94,000	14,709
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	764,975	$ 54,596
Universal Health Services, Inc. Class B	250,000	30,380
		332,162
Life Sciences Tools & Services - 0.7%
Mettler-Toledo International, Inc. (a)	62,000	21,252
Pharmaceuticals - 3.0%
Endo Health Solutions, Inc. (a)	498,000	30,617
Jazz Pharmaceuticals PLC (a)	196,000	28,732
Mylan N.V.	733,800	37,644
		96,993
TOTAL HEALTH CARE		523,974
INDUSTRIALS - 15.5%
Aerospace & Defense - 2.8%
Huntington Ingalls Industries, Inc.	263,000	34,432
TransDigm Group, Inc. (a)	235,000	55,138
		89,570
Airlines - 3.2%
Alaska Air Group, Inc.	540,000	43,054
Southwest Airlines Co.	911,000	41,797
United Continental Holdings, Inc. (a)	360,000	20,063
		104,914
Commercial Services & Supplies - 1.2%
Deluxe Corp.	350,000	20,528
KAR Auction Services, Inc.	490,000	18,586
		39,114
Electrical Equipment - 1.5%
AMETEK, Inc.	480,000	27,101
Rockwell Automation, Inc.	211,000	22,459
		49,560
Industrial Conglomerates - 1.2%
Roper Industries, Inc.	194,000	37,537
Machinery - 2.6%
IDEX Corp.	249,000	19,621
Toro Co.	216,000	16,647
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
WABCO Holdings, Inc. (a)	128,000	$ 13,757
Wabtec Corp.	412,453	33,046
		83,071
Professional Services - 2.2%
Equifax, Inc.	454,000	50,621
Verisk Analytics, Inc. (a)	290,000	21,736
		72,357
Road & Rail - 0.3%
CSX Corp.	20,000	569
Landstar System, Inc.	121,000	7,553
		8,122
Trading Companies & Distributors - 0.5%
W.W. Grainger, Inc. (d)	82,000	16,444
TOTAL INDUSTRIALS		500,689
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 0.5%
F5 Networks, Inc. (a)	161,550	16,640
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	522,300	28,753
TE Connectivity Ltd.	178,000	11,942
		40,695
Internet Software & Services - 1.0%
VeriSign, Inc. (a)(d)	366,000	32,735
IT Services - 8.6%
Amdocs Ltd.	390,000	22,062
Broadridge Financial Solutions, Inc.	560,000	30,789
CoreLogic, Inc. (a)	141,100	5,201
Fidelity National Information Services, Inc.	304,000	19,356
Fiserv, Inc. (a)	510,600	49,140
FleetCor Technologies, Inc. (a)	133,800	20,566
Genpact Ltd. (a)	360,000	9,072
Global Payments, Inc.	509,100	36,070
Square, Inc.	120,200	1,447
Total System Services, Inc.	1,506,000	84,274
		277,977
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	257,000	13,570
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Avago Technologies Ltd.	545,000	$ 71,095
Cree, Inc. (a)(d)	170,000	4,699
Linear Technology Corp.	67,195	3,072
NXP Semiconductors NV (a)	333,000	31,122
Skyworks Solutions, Inc.	502,000	41,676
		165,234
Software - 5.9%
Adobe Systems, Inc. (a)	121,000	11,067
Check Point Software Technologies Ltd. (a)	373,000	32,559
Electronic Arts, Inc. (a)	1,083,000	73,417
Intuit, Inc.	740,000	74,148
		191,191
Technology Hardware, Storage & Peripherals - 0.6%
SanDisk Corp.	252,000	18,615
TOTAL INFORMATION TECHNOLOGY		743,087
MATERIALS - 4.0%
Chemicals - 2.9%
Celanese Corp. Class A	260,000	18,395
Eastman Chemical Co.	268,000	19,470
Sherwin-Williams Co.	149,500	41,272
The Scotts Miracle-Gro Co. Class A	230,307	16,073
		95,210
Containers & Packaging - 1.1%
Ball Corp.	340,000	23,603
Packaging Corp. of America	178,000	12,102
		35,705
TOTAL MATERIALS		130,915
TOTAL COMMON STOCKS (Cost $2,696,671)		3,209,197
Money Market Funds - 2.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	25,464,169	$ 25,464
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	58,554,500	58,555
TOTAL MONEY MARKET FUNDS (Cost $84,019)		84,019
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $2,780,690)		3,293,216
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(60,137)
NET ASSETS - 100%		$ 3,233,079
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 40
Fidelity Securities Lending Cash Central Fund	83
Total	$ 123
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.7%
Singapore	2.2%
Netherlands	2.2%
Ireland	1.8%
Bailiwick of Jersey	1.5%
United Kingdom	1.3%
Bermuda	1.2%
Israel	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2015

Assets
Investment in securities, at value (including securities loaned of $57,209) - See accompanying schedule: Unaffiliated issuers (cost $2,696,671)	$ 3,209,197
Fidelity Central Funds (cost $84,019)	84,019
Total Investments (cost $2,780,690)		$ 3,293,216
Receivable for investments sold		2,274
Receivable for fund shares sold		3,354
Dividends receivable		3,181
Distributions receivable from Fidelity Central Funds		34
Prepaid expenses		7
Other receivables		81
Total assets		3,302,147

Liabilities
Payable for investments purchased	$ 4,752
Payable for fund shares redeemed	3,176
Accrued management fee	1,933
Other affiliated payables	519
Other payables and accrued expenses	133
Collateral on securities loaned, at value	58,555
Total liabilities		69,068

Net Assets		$ 3,233,079
Net Assets consist of:
Paid in capital		$ 3,279,013
Undistributed net investment income		3,212
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(561,672)
Net unrealized appreciation (depreciation) on investments		512,526
Net Assets		$ 3,233,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2015
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,534,528 ÷ 74,750 shares)	$ 33.91

Class K:
Net Asset Value, offering price and redemption price per share ($698,551 ÷ 20,441 shares)	$ 34.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2015
Investment Income
Dividends		$ 31,274
Income from Fidelity Central Funds		123
Total income		31,397

Expenses
Management fee
Basic fee	$ 18,057
Performance adjustment	2,288
Transfer agent fees	5,157
Accounting and security lending fees	891
Custodian fees and expenses	67
Independent trustees' compensation	13
Registration fees	93
Audit	55
Legal	20
Miscellaneous	16
Total expenses before reductions	26,657
Expense reductions	(80)	26,577
Net investment income (loss)		4,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,836
Foreign currency transactions	4
Total net realized gain (loss)		118,840
Change in net unrealized appreciation (depreciation) on investment securities		15,704
Net gain (loss)		134,544
Net increase (decrease) in net assets resulting from operations		$ 139,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,820	$ 8,116
Net realized gain (loss)	118,840	207,999
Change in net unrealized appreciation (depreciation)	15,704	116,664
Net increase (decrease) in net assets resulting from operations	139,364	332,779
Distributions to shareholders from net investment income	(7,023)	(4,343)
Distributions to shareholders from net realized gain	(561)	-
Total distributions	(7,584)	(4,343)
Share transactions - net increase (decrease)	880,713	(90,412)
Redemption fees	404	108
Total increase (decrease) in net assets	1,012,897	238,132

Net Assets
Beginning of period	2,220,182	1,982,050
End of period (including undistributed net investment income of $3,212 and undistributed net investment income of $6,540, respectively)	$ 3,233,079	$ 2,220,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Strategies Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 32.44	$ 27.66	$ 20.56	$ 19.05	$ 18.99
Income from Investment Operations
Net investment income (loss) B	.04	.11	.09	.02 E	(.04)
Net realized and unrealized gain (loss)	1.53	4.72	7.10	1.49	.10
Total from investment operations	1.57	4.83	7.19	1.51	.06
Distributions from net investment income	(.09)	(.05)	(.07) F	-	-
Distributions from net realized gain	(.01)	-	(.02)F	-	-
Total distributions	(.10)	(.05)	(.09)	-	-
Redemption fees added to paid in capitalB,H	-	-	-	-	-
Net asset value, end of period	$ 33.91	$ 32.44	$ 27.66	$ 20.56	$ 19.05
Total ReturnA	4.86%	17.50%	35.13%	7.93%	.32%
Ratios to Average Net AssetsC, G
Expenses before reductions	.91%	.72%	.71%	.73%	.79%
Expenses net of fee waivers, if any	.91%	.72%	.71%	.73%	.79%
Expenses net of all reductions	.91%	.72%	.69%	.72%	.77%
Net investment income (loss)	.13%	.37%	.39%	.09% E	(.21)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,535	$ 1,835	$ 1,640	$ 1,385	$ 1,597
Portfolio turnover rateD	40%	58%	87%	165%	165%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Growth Strategies Fund Class K

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 32.70	$ 27.88	$ 20.74	$ 19.17	$ 19.06
Income from Investment Operations
Net investment income (loss) B	.10	.17	.15	.07E	.01
Net realized and unrealized gain (loss)	1.52	4.76	7.14	1.50	.10
Total from investment operations	1.62	4.93	7.29	1.57	.11
Distributions from net investment income	(.15)	(.11)	(.13) F	-	-
Distributions from net realized gain	(.01)	-	(.02) F	-	-
Total distributions	(.15) I	(.11)	(.15)	-	-
Redemption fees added to paid in capitalB,H	-	-	-	-	-
Net asset value, end of period	$ 34.17	$ 32.70	$ 27.88	$ 20.74	$ 19.17
Total ReturnA	5.00%	17.75%	35.42%	8.19%	.58%
Ratios to Average Net AssetsC,G
Expenses before reductions	.76%	.53%	.48%	.48%	.54%
Expenses net of fee waivers, if any	.76%	.53%	.48%	.48%	.54%
Expenses net of all reductions	.76%	.53%	.46%	.47%	.53%
Net investment income (loss)	.28%	.56%	.62%	.34% E	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 699	$ 385	$ 342	$ 274	$ 220
Portfolio turnover rateD	40%	58%	87%	165%	165%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 628,241
Gross unrealized depreciation	(114,924)
Net unrealized appreciation (depreciation) on securities	$ 513,317
Tax cost	$ 2,779,899

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,291
Capital loss carryforward	$ (562,462)
Net unrealized appreciation (depreciation) on securities and other investments	$ 513,317

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (432,470)
2017	(129,992)
Total capital loss carryforward	$ (562,462)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	2015	2014
Ordinary Income	$ 7,584	$ 4,343

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,062,118 and $1,184,319, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$ 4,872.20
Class K	285.05
	$ 5,157

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,370.38%		$ -A

A Amount represents less than $500

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $83, including an amount of less than five hundred dollars from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13 and a portion of class-level operating expenses as follows:

Amount
Growth Strategies	$ 40

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Growth Strategies	$ 5,313	$ 3,012
Class K	1,710	1,331
Total	$ 7,023	$ 4,343
From net realized gain
Growth Strategies	$ 467	$ -
Class K	94	-
Total	$ 561	$ -

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2015	2014	2015	2014
Growth Strategies
Shares sold	28,968	5,295	$ 964,524	$ 159,469
Reinvestment of distributions	179	108	5,600	2,940
Shares redeemed	(10,968)	(8,117)	(368,991)	(237,306)
Net increase (decrease)	18,179	(2,714)	$ 601,133	$ (74,897)
Class K
Shares sold	12,315	2,651	$ 404,341	$ 78,391
Reinvestment of distributions	57	48	1,804	1,330
Shares redeemed	(3,697)	(3,210)	(126,565)	(95,236)
Net increase (decrease)	8,675	(511)	$ 279,580	$ (15,515)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 19, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FEG-K-UANN-0116
1.863025.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments November 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

New Millennium Fund®

Annual Report

November 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	0.08%	13.38%	8.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager John Roth: For the year, the fund turned in a slight gain, significantly underperforming the benchmark S&P 500. Versus the benchmark, the fund's positioning within energy, along with picks in consumer discretionary and industrials, hurt most. Not owning large index component Amazon.com was the fund's biggest individual detractor. Shares of the e-commerce giant nearly doubled this period. Turning to positives, picks in financials and the pharmaceuticals, biotechnology & life sciences segment of health care helped. Among biotech stocks, a non-index position in Luxembourg-based Eurofins Scientific was the largest relative contributor. The firm provides testing and support services to various industries, including pharma, food, environmental and consumer products, as well as to governments. The stock moved higher in October after the firm announced a new set of mid-term financial objectives, including an increase in expected revenue, which excited investors. Shares rallied again when the firm embarked on a deal with Rubicon Genomics to distribute all of Rubicon's products, including prep kits to enable liquid biopsies in the U.S. and Canada. Lastly, the fund's foreign holdings bolstered performance despite the stronger U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During PeriodC June 1, 2015 to November 30, 2015
Actual	.71%	$ 1,000.00	$ 969.40	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.51	$ 3.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	2.9	2.3
General Electric Co.	2.6	2.2
Wells Fargo & Co.	2.4	2.4
Johnson & Johnson	2.4	2.2
Facebook, Inc. Class A	2.2	1.3
American International Group, Inc.	2.1	1.7
Bank of America Corp.	2.0	1.7
Cisco Systems, Inc.	1.8	0.0
Verizon Communications, Inc.	1.6	1.5
Visa, Inc. Class A	1.6	1.6
	21.6
Top Five Market Sectors as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	19.8
Information Technology	17.2	15.2
Consumer Discretionary	14.2	13.6
Industrials	13.2	10.9
Energy	13.1	14.1
Asset Allocation (% of fund's net assets)
As of November 30, 2015 *		As of May 31, 2015 **
	Stocks 98.6%		Stocks 96.2%
Bonds 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	15.0%	** Foreign investments	13.9%

Annual Report

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 1.3%
Johnson Controls, Inc.	395,300	$ 18,184
Magna International, Inc. Class A (sub. vtg.) (d)	274,500	12,485
Tenneco, Inc. (a)	244,900	13,195
		43,864
Automobiles - 0.8%
Tesla Motors, Inc. (a)(d)	109,700	25,260
Distributors - 0.6%
Pool Corp.	260,800	21,396
Hotels, Restaurants & Leisure - 2.9%
ARAMARK Holdings Corp.	978,000	31,902
Domino's Pizza, Inc.	82,100	8,823
Marriott International, Inc. Class A	248,300	17,607
Noodles & Co. (a)(d)	1,170,329	12,991
Whitbread PLC	375,820	25,743
		97,066
Household Durables - 1.3%
D.R. Horton, Inc.	747,800	24,161
Toll Brothers, Inc. (a)	474,813	17,654
		41,815
Internet & Catalog Retail - 1.1%
Etsy, Inc. (d)	287,293	2,675
Priceline Group, Inc. (a)	19,700	24,602
Rakuten, Inc.	639,000	8,056
		35,333
Leisure Products - 0.3%
New Academy Holding Co. LLC unit (a)(g)(h)	66,000	9,979
Media - 3.0%
ITV PLC	2,396,000	9,779
Legend Pictures LLC (a)(f)(h)	1,243	2,729
Naspers Ltd. Class N	55,200	8,228
Rightmove PLC	174,300	10,503
The Walt Disney Co.	426,100	48,350
Viacom, Inc. Class B (non-vtg.)	435,300	21,674
		101,263
Specialty Retail - 1.8%
Citi Trends, Inc.	482,366	9,565
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tiffany & Co., Inc.	122,600	$ 9,769
TJX Companies, Inc.	565,800	39,945
		59,279
Textiles, Apparel & Luxury Goods - 0.8%
Brunello Cucinelli SpA (d)	822,600	14,332
Hermes International SCA	33,100	11,654
		25,986
TOTAL CONSUMER DISCRETIONARY		461,241
CONSUMER STAPLES - 5.0%
Beverages - 0.8%
Constellation Brands, Inc. Class A (sub. vtg.)	203,800	28,585
Food & Staples Retailing - 1.4%
Kroger Co.	560,000	21,090
Masan Consumer Corp. (KKR Masan Aggregator LP) unit (a)(h)	68,872	13,576
Tesco PLC	4,370,800	10,999
		45,665
Food Products - 2.8%
Amira Nature Foods Ltd. (a)(d)	1,082,352	10,845
Associated British Foods PLC	386,800	20,658
General Mills, Inc.	491,200	28,372
Mead Johnson Nutrition Co. Class A	265,300	21,381
The Hershey Co.	121,131	10,455
		91,711
TOTAL CONSUMER STAPLES		165,961
ENERGY - 12.9%
Energy Equipment & Services - 3.2%
FMC Technologies, Inc. (a)	325,600	11,077
Helmerich & Payne, Inc. (d)	369,400	21,518
Oceaneering International, Inc.	585,052	25,590
Odfjell Drilling A/S (a)	5,159,700	3,265
Schlumberger Ltd.	577,700	44,570
		106,020
Oil, Gas & Consumable Fuels - 9.7%
Anadarko Petroleum Corp.	393,700	23,583
Antero Resources Corp. (a)(d)	767,000	15,808
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cabot Oil & Gas Corp.	711,100	$ 13,390
Chevron Corp.	1,037,300	94,722
Cimarex Energy Co.	126,300	15,032
ConocoPhillips Co.	899,200	48,602
Denbury Resources, Inc. (d)	1,711,400	6,332
Diamondback Energy, Inc.	154,200	12,031
EOG Resources, Inc.	330,400	27,565
GasLog Ltd.	614,200	7,352
Golar LNG Ltd.	524,500	14,345
Legacy Reserves LP	771,300	2,406
Memorial Resource Development Corp. (a)	508,700	8,287
Southwestern Energy Co. (a)	363,300	3,273
Suncor Energy, Inc.	621,500	17,173
Whiting Petroleum Corp. (a)	239,100	3,948
Williams Partners LP	240,000	6,581
		320,430
TOTAL ENERGY		426,450
FINANCIALS - 19.6%
Banks - 8.8%
Bank of America Corp.	3,765,000	65,624
First Republic Bank	467,200	32,171
PNC Financial Services Group, Inc.	240,200	22,942
Regions Financial Corp.	2,292,200	23,243
SunTrust Banks, Inc.	616,612	26,773
U.S. Bancorp	921,800	40,458
Wells Fargo & Co.	1,482,900	81,708
		292,919
Capital Markets - 2.3%
Charles Schwab Corp.	463,800	15,635
KKR & Co. LP	1,192,104	20,158
Morgan Stanley	760,200	26,075
State Street Corp.	215,500	15,641
		77,509
Consumer Finance - 0.6%
Capital One Financial Corp.	251,400	19,737
Insurance - 5.4%
ACE Ltd.	147,100	16,894
AIA Group Ltd.	3,506,600	20,940
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	1,106,400	$ 70,345
Arch Capital Group Ltd. (a)	290,700	21,067
Fairfax Financial Holdings Ltd. (sub. vtg.)	21,400	10,274
First American Financial Corp.	559,800	22,079
The Chubb Corp.	131,100	17,112
		178,711
Real Estate Investment Trusts - 0.3%
Parkway Properties, Inc.	553,100	9,447
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	414,300	17,115
Thrifts & Mortgage Finance - 1.7%
Housing Development Finance Corp. Ltd.	425,968	7,761
MGIC Investment Corp. (a)	1,967,300	18,768
Radian Group, Inc.	2,028,423	28,905
		55,434
TOTAL FINANCIALS		650,872
HEALTH CARE - 9.7%
Biotechnology - 1.3%
Amgen, Inc.	258,580	41,657
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc. (a)	165,683	11,058
Boston Scientific Corp. (a)	1,172,200	21,428
HeartWare International, Inc. (a)(d)	222,050	10,627
Teleflex, Inc.	2,500	329
The Cooper Companies, Inc.	106,441	15,567
		59,009
Health Care Providers & Services - 1.5%
Amplifon SpA (d)	1,645,850	12,598
Capital Senior Living Corp. (a)	558,100	12,792
Corvel Corp. (a)	149,400	5,789
Universal Health Services, Inc. Class B	154,000	18,714
		49,893
Health Care Technology - 0.6%
HealthStream, Inc. (a)	425,610	10,223
Medidata Solutions, Inc. (a)	203,000	9,303
		19,526
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 1.6%
Eurofins Scientific SA	115,400	$ 43,430
Illumina, Inc. (a)	55,600	10,225
		53,655
Pharmaceuticals - 2.9%
Johnson & Johnson	798,500	80,840
Prestige Brands Holdings, Inc. (a)	300,000	15,267
		96,107
TOTAL HEALTH CARE		319,847
INDUSTRIALS - 13.2%
Aerospace & Defense - 4.3%
Esterline Technologies Corp. (a)	187,500	17,828
General Dynamics Corp.	142,100	20,812
KEYW Holding Corp. (a)(d)	1,477,438	9,441
Teledyne Technologies, Inc. (a)	103,200	9,547
Textron, Inc.	426,600	18,203
The Boeing Co.	275,600	40,086
TransDigm Group, Inc. (a)	118,100	27,710
		143,627
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	248,900	16,783
FedEx Corp.	127,600	20,230
Hub Group, Inc. Class A (a)	207,916	8,011
		45,024
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.	262,900	9,972
U.S. Ecology, Inc.	193,056	7,305
		17,277
Construction & Engineering - 0.4%
Jacobs Engineering Group, Inc. (a)	268,644	11,858
Electrical Equipment - 1.3%
Eaton Corp. PLC	370,351	21,540
OSRAM Licht AG	234,004	9,880
Rockwell Automation, Inc.	115,958	12,343
		43,763
Industrial Conglomerates - 2.6%
General Electric Co.	2,832,600	84,808
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.5%
Deere & Co.	186,700	$ 14,856
Rational AG	5,850	2,452
		17,308
Road & Rail - 1.1%
J.B. Hunt Transport Services, Inc.	268,000	20,968
Kansas City Southern	176,600	16,056
		37,024
Trading Companies & Distributors - 1.1%
Rush Enterprises, Inc. Class A (a)	294,100	7,155
United Rentals, Inc. (a)	389,800	30,666
		37,821
TOTAL INDUSTRIALS		438,510
INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 2.6%
Brocade Communications Systems, Inc.	1,073,600	10,076
Cisco Systems, Inc.	2,105,100	57,364
Juniper Networks, Inc.	578,400	17,427
		84,867
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	414,982	22,845
CDW Corp.	274,700	11,859
IPG Photonics Corp. (a)	100,900	9,201
TE Connectivity Ltd.	285,200	19,134
		63,039
Internet Software & Services - 5.2%
Akamai Technologies, Inc. (a)	138,900	8,002
Alphabet, Inc.:
Class A (a)	43,600	33,260
Class C	45,300	33,640
Endurance International Group Holdings, Inc. (a)	1,110,200	15,509
Facebook, Inc. Class A (a)	696,200	72,572
GoDaddy, Inc. (a)(d)	353,300	10,977
		173,960
IT Services - 3.9%
Fidelity National Information Services, Inc.	41,491	2,642
First Data Corp.	1,067,762	16,145
First Data Corp. Class A (a)	992,400	16,672
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
IBM Corp.	291,800	$ 40,683
Visa, Inc. Class A	655,800	51,815
		127,957
Semiconductors & Semiconductor Equipment - 1.4%
Analog Devices, Inc.	180,900	11,149
Avago Technologies Ltd.	104,000	13,567
Lam Research Corp.	125,400	9,806
Maxim Integrated Products, Inc.	302,200	11,716
		46,238
Software - 2.2%
Aspen Technology, Inc. (a)	212,100	9,322
Citrix Systems, Inc. (a)	207,300	15,894
Oracle Corp.	1,229,000	47,894
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	28,652	0
warrants 10/3/18 (a)(h)	41,940	0
		73,110
TOTAL INFORMATION TECHNOLOGY		569,171
MATERIALS - 3.7%
Chemicals - 3.2%
Ecolab, Inc.	201,600	24,023
LyondellBasell Industries NV Class A	352,500	33,777
Monsanto Co.	264,900	25,208
PPG Industries, Inc.	206,000	21,782
		104,790
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	838,200	6,856
Novagold Resources, Inc. (a)(d)	2,591,580	9,742
		16,598
TOTAL MATERIALS		121,388
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	1,201,885	54,626
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 1.5%
Electric Utilities - 1.5%
Exelon Corp.	634,000	$ 17,315
IDACORP, Inc.	260,800	17,745
Xcel Energy, Inc.	387,100	13,804
		48,864
TOTAL COMMON STOCKS (Cost $2,863,919)		3,256,930
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	128,191	127
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	910,747	592
Series C-1, 8.00% (a)(h)	71,630	47
Series D, 8.00% (a)(h)	76,875	50
		689
TOTAL CONVERTIBLE PREFERRED STOCKS		816
Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	71,400	9,897
TOTAL PREFERRED STOCKS (Cost $17,286)		10,713
Corporate Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/18 pay-in-kind (h)	$ 348	$ 348
Nonconvertible Bonds - 0.2%
ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Pacific Drilling V Ltd. 7.25% 12/1/17 (e)	9,250	5,966
TOTAL CORPORATE BONDS (Cost $6,874)		6,314
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.18% (b)(c)	38,115,403	38,115
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	81,456,983	81,457
TOTAL MONEY MARKET FUNDS (Cost $119,572)		119,572
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $3,007,651)		3,393,529
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(80,601)
NET ASSETS - 100%		$ 3,312,928
Values shown as $0 may reflect amounts less than $500.
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,966,000 or 0.2% of net assets.

(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.
(g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,448,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10 - 6/10/15	$ 1,602
Masan Consumer Corp. (KKR Masan Aggregator LP) unit	4/3/13	$ 6,954
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 2,719
New Academy Holding Co. LLC unit	8/1/11	$ 6,956
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 5,001
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 393
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 404
Trion World Network, Inc. 15% 10/10/18 pay-in-kind	10/10/13 - 10/10/15	$ 348
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 179
Fidelity Securities Lending Cash Central Fund	5,152
Total	$ 5,331
Other Information

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 471,265	$ 448,533	$ 9,897	$ 12,835
Consumer Staples	165,961	141,386	10,999	13,576
Energy	426,450	426,450	-	-
Financials	650,872	650,872	-	-
Health Care	319,847	319,847	-	-
Industrials	438,510	438,510	-	-
Information Technology	569,860	553,026	16,145	689
Materials	121,388	121,388	-	-
Telecommunication Services	54,626	54,626	-	-
Utilities	48,864	48,864	-	-
Corporate Bonds	6,314	-	5,966	348
Money Market Funds	119,572	119,572	-	-
Total Investments in Securities:	$ 3,393,529	$ 3,323,074	$ 43,007	$ 27,448
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 36,954
Net Realized Gain (Loss) on Investment Securities	5,396
Net Unrealized Gain (Loss) on Investment Securities	9,119
Cost of Purchases	542
Proceeds of Sales	(24,563)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 27,448
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2015	$ 7,971

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.0%
United Kingdom	2.3%
Canada	1.5%
Bermuda	1.4%
Curacao	1.3%
Luxembourg	1.3%
Switzerland	1.1%
Netherlands	1.0%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2015

Assets
Investment in securities, at value (including securities loaned of $78,909) - See accompanying schedule: Unaffiliated issuers (cost $2,888,079)	$ 3,273,957
Fidelity Central Funds (cost $119,572)	119,572
Total Investments (cost $3,007,651)		$ 3,393,529
Receivable for investments sold		908
Receivable for fund shares sold		500
Dividends receivable		6,738
Interest receivable		367
Distributions receivable from Fidelity Central Funds		322
Prepaid expenses		9
Other receivables		18
Total assets		3,402,391

Liabilities
Payable for investments purchased	$ 353
Payable for fund shares redeemed	5,767
Accrued management fee	1,302
Other affiliated payables	518
Other payables and accrued expenses	66
Collateral on securities loaned, at value	81,457
Total liabilities		89,463

Net Assets		$ 3,312,928
Net Assets consist of:
Paid in capital		$ 2,574,076
Undistributed net investment income		27,454
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		325,523
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		385,875
Net Assets, for 84,971 shares outstanding		$ 3,312,928
Net Asset Value, offering price and redemption price per share ($3,312,928 ÷ 84,971 shares)		$ 38.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2015

Investment Income
Dividends		$ 59,279
Interest		102
Income from Fidelity Central Funds (including $5,152 from security lending)		5,331
Total income		64,712

Expenses
Management fee
Basic fee	$ 22,654
Performance adjustment	(2,686)
Transfer agent fees	5,908
Accounting and security lending fees	1,049
Custodian fees and expenses	67
Independent trustees' compensation	17
Registration fees	48
Audit	76
Legal	14
Interest	1
Miscellaneous	28
Total expenses before reductions	27,176
Expense reductions	(227)	26,949
Net investment income (loss)		37,763
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	390,598
Foreign currency transactions	(222)
Total net realized gain (loss)		390,376
Change in net unrealized appreciation (depreciation) on: Investment securities	(433,609)
Assets and liabilities in foreign currencies	30
Total change in net unrealized appreciation (depreciation)		(433,579)
Net gain (loss)		(43,203)
Net increase (decrease) in net assets resulting from operations		$ (5,440)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 37,763	$ 34,080
Net realized gain (loss)	390,376	319,992
Change in net unrealized appreciation (depreciation)	(433,579)	(856)
Net increase (decrease) in net assets resulting from operations	(5,440)	353,216
Distributions to shareholders from net investment income	(27,989)	(13,585)
Distributions to shareholders from net realized gain	(279,891)	(152,961)
Total distributions	(307,880)	(166,546)
Share transactions
Proceeds from sales of shares	332,339	2,005,006
Reinvestment of distributions	294,067	159,718
Cost of shares redeemed	(1,281,999)	(896,047)
Net increase (decrease) in net assets resulting from share transactions	(655,593)	1,268,677
Total increase (decrease) in net assets	(968,913)	1,455,347

Net Assets
Beginning of period	4,281,841	2,826,494
End of period (including undistributed net investment income of $27,454 and undistributed net investment income of $24,486, respectively)	$ 3,312,928	$ 4,281,841
Other Information
Shares
Sold	8,503	49,084
Issued in reinvestment of distributions	7,811	4,213
Redeemed	(33,051)	(21,976)
Net increase (decrease)	(16,737)	31,321

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity New Millennium Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 42.10	$ 40.16	$ 32.83	$ 29.63	$ 27.36
Income from Investment Operations
Net investment income (loss)B	.39	.38E	.23	.32	.12
Net realized and unrealized gain (loss)	(.46)	3.89	10.14	3.85	2.30
Total from investment operations	(.07)	4.27	10.37	4.17	2.42
Distributions from net investment income	(.28)	(.19)	(.37)	(.13)	(.03)
Distributions from net realized gain	(2.76)	(2.13)	(2.67)	(.84)	(.12)
Total distributions	(3.04)	(2.33)G	(3.04)	(.97)	(.15)
Net asset value, end of period	$ 38.99	$ 42.10	$ 40.16	$ 32.83	$ 29.63
Total ReturnA	.08%	11.31%	34.78%	14.63%	8.86%
Ratios to Average Net AssetsC,F
Expenses before reductions	.72%	.82%	.88%	.96%	1.00%
Expenses net of fee waivers, if any	.72%	.82%	.88%	.96%	1.00%
Expenses net of all reductions	.71%	.81%	.87%	.96%	.99%
Net investment income (loss)	1.00%	.92%E	.65%	1.02%	.41%
Supplemental Data
Net assets, end of period (in millions)	$ 3,313	$ 4,282	$ 2,826	$ 2,001	$ 1,780
Portfolio turnover rateD	57%	44%	49%	71%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Total distributions of $2.33 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $2.133 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 618,865
Gross unrealized depreciation	(231,038)
Net unrealized appreciation (depreciation) on securities	$ 387,827
Tax Cost	$ 3,005,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,392
Undistributed long-term capital gain	$ 323,637
Net unrealized appreciation (depreciation) on securities and other investments	$ 387,824

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$ 44,620	$ 15,929
Long-term Capital Gains	263,260	150,617
Total	$ 307,880	$ 166,546

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,100,970 and $2,867,045, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $33 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,423.34%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,245. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Annual Report

7. Security Lending - continued

Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $554 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $134 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $93.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of New Millennium Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/14/2015	12/11/2015	$0.345	$3.668
01/19/2016	01/15/2016	$0.000	$0.152

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $369,763,204, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 81% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 95% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity New Millennium Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

NMF-UANN-0116
1.786711.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments November 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Series Growth Company

Fund

Fidelity Series Growth Company
Fund

Class F

Annual Report

November 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Growth Company Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2015	Past 1 year	Life of fundA
Fidelity® Series Growth Company Fund	8.94%	14.37%
Class F	9.20%	14.56%

A From November 7, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Growth Company Fund, a class of the fund, on November 7, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Steven Wymer: For the year, fund's share classes saw gains in the high single digits, significantly outpacing the 6.14% advance of the benchmark Russell 3000® Growth Index. Stock selection was the main driver of the fund's performance versus the benchmark, with sector allocation also proving additive. Specifically, picks in pharmaceuticals, biotechnology & life sciences and semiconductors & semiconductor equipment boosted results. The biggest individual contributor versus the benchmark was NVIDIA, a semiconductor maker that has done well in the field of visual computing. The stock rose on two consecutive quarters of better-than-expected quarterly results. Conversely, picks in food, beverage & tobacco within the consumer staples sector weighed most on fund performance, largely due to an overweighting in Keurig Green Mountain - the fund's largest individual detractor this period. Keurig suffered a number of setbacks the past year, starting with the unsuccessful launch of its second-generation beverage brewer in late 2014. Then, in August, Keurig lowered its earnings outlook and said it planned for about 330 job cuts. The stock hit an almost three-year low in November when Stifel Financial lowered its forecast for Keurig's sales due to decreased prices on its coffee brewers, lower K-Cup volumes and weak demand for its new Keurig Kold machines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During PeriodC June 1, 2015 to November 30, 2015
Series Growth Company	.79%
Actual		$ 1,000.00	$ 1,014.00	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00
Class F	.64%
Actual		$ 1,000.00	$ 1,014.70	$ 3.23
HypotheticalA		$ 1,000.00	$ 1,021.86	$ 3.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.8	6.2
Salesforce.com, Inc.	4.5	4.4
Amazon.com, Inc.	3.7	2.2
Alphabet, Inc. Class A	3.7	2.1
NVIDIA Corp.	2.9	2.1
Facebook, Inc. Class A	2.8	2.2
Alphabet, Inc. Class C	2.4	2.1
Regeneron Pharmaceuticals, Inc.	2.2	2.2
Alkermes PLC	1.8	1.5
Monster Beverage Corp.	1.4	0.0
	31.2
Top Five Market Sectors as of November 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.2	35.5
Health Care	21.7	23.2
Consumer Discretionary	18.8	15.5
Consumer Staples	8.8	8.6
Industrials	7.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2015*		As of May 31, 2015**
	Stocks 98.4%		Stocks 98.4%
	Convertible Securities 1.3%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	7.6%	** Foreign investments	7.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 18.6%
Auto Components - 0.1%
Johnson Controls, Inc.	191,522	$ 8,810,012
Automobiles - 0.3%
Tesla Motors, Inc. (a)	168,700	38,844,862
Hotels, Restaurants & Leisure - 4.2%
Buffalo Wild Wings, Inc. (a)	214,600	34,387,504
China Lodging Group Ltd. ADR (a)	92,400	2,635,248
Chipotle Mexican Grill, Inc. (a)	66,200	38,366,210
Chuy's Holdings, Inc. (a)	396,000	13,167,000
Del Taco Restaurants, Inc. (a)	445,700	4,920,528
Domino's Pizza, Inc.	90,200	9,693,794
Dunkin' Brands Group, Inc. (d)	521,000	22,100,820
Fiesta Restaurant Group, Inc. (a)	80,100	3,078,243
Homeinns Hotel Group ADR (a)(d)	730,078	22,522,906
Hyatt Hotels Corp. Class A (a)	166,300	8,196,927
Las Vegas Sands Corp.	221,600	9,763,696
McDonald's Corp.	961,000	109,707,760
Panera Bread Co. Class A (a)	78,300	14,234,940
Papa John's International, Inc.	294,900	16,950,852
Starbucks Corp.	1,822,700	111,895,553
Starwood Hotels & Resorts Worldwide, Inc.	464,800	33,391,232
Wingstop, Inc. (d)	36,500	786,575
Yum! Brands, Inc.	382,300	27,720,573
		483,520,361
Household Durables - 0.0%
Jarden Corp. (a)	17,400	812,232
Internet & Catalog Retail - 5.7%
Amazon.com, Inc. (a)	644,199	428,263,495
Ctrip.com International Ltd. sponsored ADR (a)(d)	209,400	22,407,894
Etsy, Inc. (d)	68,700	639,597
Expedia, Inc.	26,300	3,237,793
Groupon, Inc. Class A (a)	1,085,600	3,137,384
JD.com, Inc. sponsored ADR (a)(d)	70,500	2,162,940
Netflix, Inc. (a)	420,300	51,835,599
Priceline Group, Inc. (a)	59,700	74,556,345
Qunar Cayman Islands Ltd. sponsored ADR (a)	87,600	3,944,628
The Honest Co., Inc. (a)(h)	9,496	434,489
TripAdvisor, Inc. (a)	57,300	4,719,801
Vipshop Holdings Ltd. ADR (a)(d)	2,803,300	46,338,549
Wayfair LLC Class A (a)(d)	177,600	6,732,816
		648,411,330
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 1.5%
Comcast Corp. Class A	1,668,900	$ 101,569,254
Lions Gate Entertainment Corp.	107,300	3,641,762
The Walt Disney Co.	560,000	63,543,200
Twenty-First Century Fox, Inc. Class A	225,600	6,657,456
		175,411,672
Multiline Retail - 0.4%
Dollar General Corp.	79,900	5,226,259
Dollar Tree, Inc. (a)	194,000	14,639,240
Nordstrom, Inc.	71,500	4,026,165
Target Corp.	251,600	18,241,000
		42,132,664
Specialty Retail - 2.3%
Abercrombie & Fitch Co. Class A (d)	43,700	1,117,409
AutoNation, Inc. (a)	158,600	10,137,712
CarMax, Inc. (a)	455,448	26,097,170
DavidsTea, Inc. (d)	260,000	3,057,600
Five Below, Inc. (a)(d)	362,700	10,159,227
Home Depot, Inc.	940,600	125,927,528
L Brands, Inc.	297,600	28,394,016
Restoration Hardware Holdings, Inc. (a)	572,927	51,488,949
Urban Outfitters, Inc. (a)	97,600	2,186,240
		258,565,851
Textiles, Apparel & Luxury Goods - 4.1%
adidas AG	498,948	48,191,400
Columbia Sportswear Co.	530,800	24,857,364
Kate Spade & Co. (a)	2,206,034	44,208,921
lululemon athletica, Inc. (a)(d)	2,631,300	125,828,766
NIKE, Inc. Class B	720,800	95,347,424
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,807,400	84,783,480
Tory Burch LLC unit (g)(h)	248,840	13,171,734
Under Armour, Inc. Class A (sub. vtg.) (a)	234,600	20,227,212
VF Corp.	198,500	12,842,950
		469,459,251
TOTAL CONSUMER DISCRETIONARY		2,125,968,235
CONSUMER STAPLES - 8.8%
Beverages - 3.0%
Constellation Brands, Inc. Class A (sub. vtg.)	49,500	6,942,870
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Dr. Pepper Snapple Group, Inc.	109,100	$ 9,791,725
Monster Beverage Corp.	1,054,300	163,005,323
PepsiCo, Inc.	618,700	61,968,992
The Coca-Cola Co.	2,446,900	104,286,878
		345,995,788
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	395,200	63,793,184
CVS Health Corp.	514,800	48,437,532
Drogasil SA	813,700	8,338,900
Kroger Co.	657,300	24,753,918
Sprouts Farmers Market LLC (a)	414,500	10,001,885
Walgreens Boots Alliance, Inc.	264,300	22,209,129
Whole Foods Market, Inc.	481,800	14,044,470
		191,579,018
Food Products - 1.9%
Amplify Snack Brands, Inc. (a)	255,700	3,209,035
Associated British Foods PLC	312,200	16,673,449
Blue Buffalo Pet Products, Inc. (a)(d)	40,300	724,191
Campbell Soup Co.	49,800	2,601,552
General Mills, Inc.	168,800	9,749,888
Kellogg Co.	166,400	11,443,328
Keurig Green Mountain, Inc.	1,607,196	84,217,070
Mead Johnson Nutrition Co. Class A	505,300	40,722,127
Mondelez International, Inc.	259,100	11,312,306
The Hain Celestial Group, Inc. (a)	108,000	4,611,600
The Hershey Co.	104,200	8,993,502
The Kraft Heinz Co.	121,000	8,916,490
Tyson Foods, Inc. Class A	150,200	7,510,000
Want Want China Holdings Ltd.	881,000	691,987
WhiteWave Foods Co. (a)	124,300	5,050,309
		216,426,834
Household Products - 0.5%
Church & Dwight Co., Inc.	145,300	12,462,381
Colgate-Palmolive Co.	424,300	27,868,024
Kimberly-Clark Corp.	111,000	13,225,650
		53,556,055
Personal Products - 0.6%
Herbalife Ltd. (a)	1,123,400	64,853,882
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.1%
Altria Group, Inc.	1,060,900	$ 61,107,840
Japan Tobacco, Inc.	139,500	4,997,522
Philip Morris International, Inc.	613,000	53,570,070
Reynolds American, Inc.	261,082	12,075,043
		131,750,475
TOTAL CONSUMER STAPLES		1,004,162,052
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Anadarko Petroleum Corp.	171,300	10,260,870
Cabot Oil & Gas Corp.	366,100	6,893,663
Concho Resources, Inc. (a)	80,800	8,842,752
EOG Resources, Inc.	244,900	20,432,007
Hess Corp.	78,700	4,643,300
Noble Energy, Inc.	387,800	14,220,626
PDC Energy, Inc. (a)	103,938	5,871,458
Pioneer Natural Resources Co.	178,893	25,894,762
Valero Energy Corp.	146,400	10,520,304
		107,579,742
FINANCIALS - 3.0%
Banks - 1.2%
Citigroup, Inc.	254,200	13,749,678
HDFC Bank Ltd. sponsored ADR	499,430	29,026,872
JPMorgan Chase & Co.	463,900	30,932,852
PrivateBancorp, Inc.	898,400	39,628,424
Signature Bank (a)	104,700	16,558,305
Wells Fargo & Co.	151,500	8,347,650
		138,243,781
Capital Markets - 1.5%
BlackRock, Inc. Class A	168,300	61,214,076
Charles Schwab Corp.	2,398,300	80,846,693
Goldman Sachs Group, Inc.	22,200	4,218,444
Morgan Stanley	397,700	13,641,110
RPI International Holdings LP (h)	22,189	3,059,419
T. Rowe Price Group, Inc.	157,800	12,016,470
		174,996,212
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.2%
American Express Co.	84,000	$ 6,017,760
Discover Financial Services	143,158	8,125,648
OneMain Holdings, Inc. (a)	169,800	8,228,508
		22,371,916
Diversified Financial Services - 0.0%
BM&F BOVESPA SA	1,626,900	4,781,042
Real Estate Investment Trusts - 0.1%
American Tower Corp.	72,500	7,205,050
TOTAL FINANCIALS		347,598,001
HEALTH CARE - 21.4%
Biotechnology - 16.3%
AbbVie, Inc.	371,800	21,620,170
ACADIA Pharmaceuticals, Inc. (a)	765,072	29,034,482
Adaptimmune Therapeutics PLC sponsored ADR	207,000	1,871,280
Agios Pharmaceuticals, Inc. (a)(d)	403,339	26,051,666
Aimmune Therapeutics, Inc. (a)	74,300	1,589,277
Alder Biopharmaceuticals, Inc. (a)	178,900	6,665,814
Alexion Pharmaceuticals, Inc. (a)	660,900	117,930,996
Alkermes PLC (a)	2,801,900	205,547,384
Alnylam Pharmaceuticals, Inc. (a)	1,350,251	140,507,119
Amgen, Inc.	633,900	102,121,290
Array BioPharma, Inc. (a)	629,400	2,492,424
aTyr Pharma, Inc. (a)(d)	166,974	1,420,949
Avalanche Biotechnologies, Inc. (a)	301,900	3,163,912
Baxalta, Inc.	227,000	7,804,260
Biogen, Inc. (a)	144,800	41,537,328
bluebird bio, Inc. (a)	627,309	55,673,674
Celgene Corp. (a)	467,100	51,124,095
Celldex Therapeutics, Inc. (a)	1,206,159	21,722,924
Cepheid, Inc. (a)	389,200	13,987,848
Chimerix, Inc. (a)	719,631	29,073,092
Clovis Oncology, Inc. (a)	130,600	4,107,370
Coherus BioSciences, Inc.	393,800	11,959,706
CytomX Therapeutics, Inc.	207,739	3,591,600
CytomX Therapeutics, Inc. (a)	176,600	3,392,486
Dicerna Pharmaceuticals, Inc. (a)	293,128	3,916,190
Eleven Biotherapeutics, Inc. (a)	328,112	1,046,677
Exelixis, Inc. (a)(d)	4,091,981	23,406,131
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Fate Therapeutics, Inc. (a)	137,873	$ 577,688
Galapagos Genomics NV sponsored ADR	300,600	14,945,832
Genocea Biosciences, Inc. (a)	173,500	1,110,400
Gilead Sciences, Inc.	1,495,100	158,420,796
Global Blood Therapeutics, Inc. (a)	41,000	1,925,360
Heron Therapeutics, Inc. (a)	275,451	8,249,757
Immunomedics, Inc. (a)	293,300	964,957
Intercept Pharmaceuticals, Inc. (a)	40,000	7,060,400
Intrexon Corp. (a)(d)	187,300	6,800,863
Ironwood Pharmaceuticals, Inc. Class A (a)	1,611,356	19,658,543
Isis Pharmaceuticals, Inc. (a)(d)	2,256,465	137,734,624
Juno Therapeutics, Inc. (d)	391,600	22,082,324
Juno Therapeutics, Inc. (e)	384,615	21,688,440
Kite Pharma, Inc. (a)	45,500	3,747,835
Lexicon Pharmaceuticals, Inc. (a)	1,641,068	22,581,096
Merrimack Pharmaceuticals, Inc. (a)(d)	2,462,500	23,172,125
Momenta Pharmaceuticals, Inc. (a)	1,594,300	28,474,198
ProNai Therapeutics, Inc. (a)	79,500	1,525,605
Prothena Corp. PLC (a)	566,405	39,954,209
Regeneron Pharmaceuticals, Inc. (a)	464,700	253,029,150
Regulus Therapeutics, Inc. (a)(d)	911,540	9,179,208
Rigel Pharmaceuticals, Inc. (a)	1,353,908	4,440,818
Sage Therapeutics, Inc. (a)	416,401	19,953,936
Seattle Genetics, Inc. (a)(d)	1,595,917	66,996,596
Seres Therapeutics, Inc. (d)	244,900	8,774,767
Seres Therapeutics, Inc.	142,139	4,838,198
Spark Therapeutics, Inc.	24,700	1,427,413
Transition Therapeutics, Inc. (a)	794,429	1,493,529
Ultragenyx Pharmaceutical, Inc. (a)	219,700	21,600,904
Versartis, Inc. (a)	188,833	2,388,737
Vertex Pharmaceuticals, Inc. (a)	116,500	15,070,440
		1,862,228,892
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	178,400	8,013,728
Align Technology, Inc. (a)	52,434	3,499,445
Baxter International, Inc.	227,000	8,546,550
Cutera, Inc. (a)	78,300	1,113,426
DexCom, Inc. (a)	135,700	11,537,214
Entellus Medical, Inc. (d)	159,700	2,785,168
Genmark Diagnostics, Inc. (a)	489,000	3,897,330
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Insulet Corp. (a)	490,000	$ 17,929,100
Intuitive Surgical, Inc. (a)	26,107	13,576,162
Novadaq Technologies, Inc. (a)	154,700	1,884,246
Novocure Ltd.	149,451	3,275,219
Novocure Ltd. (a)	227,500	5,539,625
Penumbra, Inc. (a)	83,600	4,206,752
Penumbra, Inc.	257,576	11,665,102
Presbia PLC	276,274	1,513,982
St. Jude Medical, Inc.	133,200	8,404,920
Zeltiq Aesthetics, Inc. (a)	108,000	3,281,040
		110,669,009
Health Care Providers & Services - 1.1%
Cardinal Health, Inc.	252,500	21,929,625
Express Scripts Holding Co. (a)	152,600	13,044,248
Laboratory Corp. of America Holdings (a)	57,100	6,939,934
McKesson Corp.	310,100	58,717,435
UnitedHealth Group, Inc.	272,700	30,736,017
		131,367,259
Health Care Technology - 0.5%
athenahealth, Inc. (a)(d)	236,200	39,622,550
Castlight Health, Inc. Class B (a)(d)	758,900	3,035,600
Cerner Corp. (a)	264,300	15,752,280
		58,410,430
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	149,262	27,449,282
Pharmaceuticals - 2.3%
Adimab LLC unit (g)(h)	762,787	14,103,932
Allergan PLC (a)	240,993	75,645,293
Bristol-Myers Squibb Co.	916,900	61,441,469
Catalent, Inc. (a)	153,600	4,277,760
Endocyte, Inc. (a)(d)	578,500	2,678,455
Intra-Cellular Therapies, Inc. (a)	403,259	21,505,802
Jazz Pharmaceuticals PLC (a)	141,400	20,727,826
Mylan N.V.	284,500	14,594,850
Teva Pharmaceutical Industries Ltd. sponsored ADR	164,000	10,320,520
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
The Medicines Company (a)	513,000	$ 21,551,130
Valeant Pharmaceuticals International, Inc. (Canada) (a)	174,700	15,743,865
		262,590,902
TOTAL HEALTH CARE		2,452,715,774
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	653,500	67,931,325
Lockheed Martin Corp.	197,400	43,262,184
Space Exploration Technologies Corp. Class A (h)	98,001	8,722,089
The Boeing Co.	265,000	38,544,250
		158,459,848
Air Freight & Logistics - 0.4%
FedEx Corp.	34,300	5,437,922
United Parcel Service, Inc. Class B	372,900	38,412,429
		43,850,351
Airlines - 3.4%
Allegiant Travel Co.	138,700	24,290,531
American Airlines Group, Inc.	338,600	13,970,636
Delta Air Lines, Inc.	758,600	35,244,556
InterGlobe Aviation Ltd. (a)	191,918	3,205,923
JetBlue Airways Corp. (a)	3,259,200	80,632,608
Ryanair Holdings PLC sponsored ADR	175,110	13,465,959
Southwest Airlines Co.	1,669,700	76,605,836
Spirit Airlines, Inc. (a)	634,500	23,330,565
United Continental Holdings, Inc. (a)	1,570,300	87,512,819
Virgin America, Inc. (d)	136,500	4,967,235
Wheels Up Partners Holdings LLC Series B unit (g)(h)	1,843,115	5,235,000
Wizz Air Holdings PLC	807,185	21,469,285
		389,930,953
Building Products - 0.1%
Caesarstone Sdot-Yam Ltd.	338,100	13,821,528
Construction & Engineering - 0.0%
Fluor Corp.	51,800	2,517,480
Electrical Equipment - 0.4%
AMETEK, Inc.	23,400	1,321,164
Eaton Corp. PLC	179,500	10,439,720
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	150,500	$ 7,525,000
Rockwell Automation, Inc.	205,000	21,820,200
SolarCity Corp. (a)(d)	76,700	2,205,892
		43,311,976
Industrial Conglomerates - 0.9%
3M Co.	359,300	56,259,194
Danaher Corp.	458,000	44,146,620
		100,405,814
Machinery - 0.3%
Caterpillar, Inc.	106,100	7,708,165
Cummins, Inc.	29,200	2,930,804
Deere & Co.	162,900	12,961,953
Illinois Tool Works, Inc.	114,700	10,779,506
ITT Corp.	32,300	1,282,633
Xylem, Inc.	97,100	3,623,772
		39,286,833
Road & Rail - 0.8%
Union Pacific Corp.	1,051,600	88,281,820
TOTAL INDUSTRIALS		879,866,603
INFORMATION TECHNOLOGY - 36.5%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)(d)	20,900	1,536,568
Cisco Systems, Inc.	216,000	5,886,000
Infinera Corp. (a)	3,639,600	81,963,792
Palo Alto Networks, Inc. (a)	31,100	5,826,274
		95,212,634
Electronic Equipment & Components - 0.1%
Fitbit, Inc. (d)	66,700	1,915,624
TE Connectivity Ltd.	62,400	4,186,416
Trimble Navigation Ltd. (a)	247,400	5,665,460
		11,767,500
Internet Software & Services - 11.0%
Actua Corp. (a)	1,002,418	11,618,025
Akamai Technologies, Inc. (a)	360,300	20,756,883
Alibaba Group Holding Ltd. sponsored ADR (a)	292,500	24,593,400
Alphabet, Inc.:
Class A (a)	560,470	427,554,540
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Alphabet, Inc.: - continued
Class C	370,866	$ 275,405,092
Baidu.com, Inc. sponsored ADR (a)	21,900	4,773,543
Criteo SA sponsored ADR (a)	75,887	3,093,154
Demandware, Inc. (a)	202,600	10,362,990
eBay, Inc. (a)	648,400	19,186,156
Facebook, Inc. Class A (a)	3,113,078	324,507,251
GoDaddy, Inc. (a)	50,200	1,559,714
IAC/InterActiveCorp	36,500	2,291,835
LinkedIn Corp. Class A (a)	53,100	12,909,141
Marketo, Inc. (a)	582,000	17,617,140
MercadoLibre, Inc. (d)	28,800	3,549,312
Mimecast Ltd.	88,100	890,691
NAVER Corp.	2,693	1,464,924
New Relic, Inc.	154,946	5,827,519
Rackspace Hosting, Inc. (a)	873,200	24,990,984
Shopify, Inc. Class A (d)	266,509	7,019,846
Tencent Holdings Ltd.	247,800	4,924,374
Twitter, Inc. (a)	1,697,400	43,113,960
Wix.com Ltd. (a)	321,807	7,996,904
		1,256,007,378
IT Services - 2.8%
Cognizant Technology Solutions Corp. Class A (a)	339,600	21,931,368
IBM Corp.	141,700	19,755,814
MasterCard, Inc. Class A	1,012,300	99,124,416
PayPal Holdings, Inc. (a)	656,900	23,162,294
Square, Inc.	97,000	1,167,880
VeriFone Systems, Inc. (a)	482,000	13,823,760
Visa, Inc. Class A	1,824,100	144,122,141
		323,087,673
Semiconductors & Semiconductor Equipment - 5.8%
Altera Corp.	78,500	4,144,800
Applied Micro Circuits Corp. (a)	1,722,474	12,608,510
ASML Holding NV	56,000	5,192,320
Broadcom Corp. Class A	517,900	28,292,877
Cavium, Inc. (a)	798,600	53,594,046
Cirrus Logic, Inc. (a)	65,467	2,164,339
Cree, Inc. (a)(d)	1,889,466	52,224,840
Cypress Semiconductor Corp. (d)	1,063,500	11,507,070
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	200,800	$ 5,630,432
Intel Corp.	122,700	4,266,279
KLA-Tencor Corp.	88,000	5,849,360
Mellanox Technologies Ltd. (a)	265,300	11,922,582
Micron Technology, Inc. (a)	102,300	1,629,639
NVIDIA Corp.	10,577,100	335,505,612
Qorvo, Inc. (a)	39,100	2,270,537
Rambus, Inc. (a)	1,425,000	17,000,250
Silicon Laboratories, Inc. (a)	957,000	51,783,270
Skyworks Solutions, Inc.	90,778	7,536,390
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	473,500	10,776,860
Texas Instruments, Inc.	698,200	40,579,384
Xilinx, Inc.	83,500	4,149,115
		668,628,512
Software - 10.0%
Activision Blizzard, Inc.	1,689,633	63,631,579
Adobe Systems, Inc. (a)	503,600	46,059,256
Appirio, Inc. (h)	100,642	452,889
Autodesk, Inc. (a)	184,000	11,678,480
CyberArk Software Ltd. (a)	367,900	15,926,391
Electronic Arts, Inc. (a)	214,800	14,561,292
HubSpot, Inc. (a)	346,794	18,799,703
Imperva, Inc. (a)	234,700	17,515,661
Intuit, Inc.	146,500	14,679,300
Microsoft Corp.	2,789,492	151,608,890
Oracle Corp.	1,062,100	41,390,037
Paylocity Holding Corp. (a)	98,100	4,310,514
Rapid7, Inc. (a)(d)	34,300	587,559
Red Hat, Inc. (a)	1,580,700	128,684,787
Salesforce.com, Inc. (a)	6,508,442	518,657,743
ServiceNow, Inc. (a)	745,200	64,839,852
Splunk, Inc. (a)	339,400	20,194,300
Tableau Software, Inc. (a)	19,200	1,862,976
Zendesk, Inc. (a)	422,700	10,825,347
		1,146,266,556
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	5,572,865	659,269,927
Nimble Storage, Inc. (a)(d)	331,393	3,469,685
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Pure Storage, Inc.:
Class A (a)(d)	452,500	$ 5,841,775
Class B	106,895	1,242,013
Samsung Electronics Co. Ltd.	4,482	4,961,196
SanDisk Corp.	148,400	10,962,308
		685,746,904
TOTAL INFORMATION TECHNOLOGY		4,186,717,157
MATERIALS - 0.9%
Chemicals - 0.9%
CF Industries Holdings, Inc.	415,500	19,171,170
E.I. du Pont de Nemours & Co.	370,700	24,962,938
Metabolix, Inc. (a)(d)	14,612	30,247
Monsanto Co.	422,991	40,251,824
Praxair, Inc.	70,800	7,986,240
The Dow Chemical Co.	156,300	8,147,919
The Mosaic Co.	95,200	3,012,128
		103,562,466
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
Level 3 Communications, Inc. (a)	211,900	10,770,877
Verizon Communications, Inc.	687,200	31,233,240
		42,004,117
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	382,300	13,571,650
TOTAL TELECOMMUNICATION SERVICES		55,575,767
TOTAL COMMON STOCKS (Cost $8,575,550,706)		11,263,745,797
Preferred Stocks - 1.4%
	Shares	Value
Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.0%
Roku, Inc.:
Series G, 8.00% (a)(h)	661,380	$ 1,011,184
Series H (h)	228,870	349,919
		1,361,103
Internet & Catalog Retail - 0.1%
The Honest Co., Inc.:
Series C (a)(h)	22,157	1,013,794
Series D (h)	19,064	872,273
		1,886,067
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(h)	90,284	44,808
Media - 0.0%
Turn, Inc. Series E (a)(h)	205,882	761,763
TOTAL CONSUMER DISCRETIONARY		4,053,741
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (h)	195,094	2,599,998
HEALTH CARE - 0.3%
Biotechnology - 0.2%
BeiGene Ltd. Series A2 (h)	2,226,828	2,605,389
Editas Medicine, Inc. Series B (h)	391,509	1,761,791
Immunocore Ltd. Series A (h)	18,504	3,370,183
Intellia Therapeutics, Inc. Series B (h)	166,162	872,351
Moderna LLC Series E (h)	140,307	8,652,733
RaNA Therapeutics LLC Series B (h)	1,211,240	1,308,139
		18,570,586
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A (h)	163,914	163,914
Series B (f)(h)	532,720	1,598,160
		1,762,074
Pharmaceuticals - 0.1%
Kolltan Pharmaceuticals, Inc. Series D (a)(h)	1,692,030	1,692,030
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Stemcentrx, Inc. Series G (h)	568,100	$ 13,089,024
Syros Pharmaceuticals, Inc. Series B, 6.00% (a)(h)	910,312	2,863,933
		17,644,987
TOTAL HEALTH CARE		37,977,647
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (h)	53,937	4,800,393
Commercial Services & Supplies - 0.1%
Domo, Inc. Series D (a)(h)	613,084	5,070,205
Professional Services - 0.1%
YourPeople, Inc. Series C (h)	1,527,000	12,780,990
TOTAL INDUSTRIALS		22,651,588
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.5%
Jet.Com, Inc. Series B1 (h)	2,105,094	10,499,998
Uber Technologies, Inc.:
Series D, 8.00% (a)(h)	1,095,852	43,439,573
Series E, 8.00% (h)	51,852	2,055,413
		55,994,984
IT Services - 0.1%
AppNexus, Inc. Series E (a)(h)	209,665	4,207,977
Nutanix, Inc. Series E (a)(h)	274,751	4,335,571
		8,543,548
Software - 0.1%
Appirio, Inc. Series E (h)	704,496	3,170,232
Cloudera, Inc. Series F (a)(h)	113,172	3,715,437
Cloudflare, Inc. Series D (a)(h)	344,325	2,425,529
Dataminr, Inc. Series D (h)	442,241	3,821,404
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Software - continued
Snapchat, Inc. Series F (h)	113,932	$ 2,991,854
Taboola.Com Ltd. Series E (h)	331,426	2,356,439
		18,480,895
TOTAL INFORMATION TECHNOLOGY		83,019,427
TOTAL CONVERTIBLE PREFERRED STOCKS		150,302,401
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	43,700	6,057,121
TOTAL PREFERRED STOCKS (Cost $139,822,881)		156,359,522
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.18% (b)	31,690,450	31,690,450
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	177,469,003	177,469,003
TOTAL MONEY MARKET FUNDS (Cost $209,159,453)		209,159,453
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $8,924,533,040)		11,629,264,772
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(170,858,989)
NET ASSETS - 100%		$ 11,458,405,783
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,688,440 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $195,481,952 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Adimab LLC unit	9/17/14 - 6/5/15	$ 11,583,995
Appirio, Inc.	2/12/15	$ 718,634
Appirio, Inc. Series E	2/12/15	$ 5,030,454
AppNexus, Inc. Series E	8/1/14	$ 4,200,051
BeiGene Ltd. Series A2	4/21/15	$ 2,605,389
Blue Apron, Inc. Series D	5/18/15	$ 2,599,998
Cloudera, Inc. Series F	2/5/14	$ 1,647,784
Cloudflare, Inc. Series D	11/5/14	$ 2,109,163
Codiak Biosciences, Inc. Series A	11/12/15	$ 163,914
Codiak Biosciences, Inc. Series B	11/12/15	$ 1,598,160
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$ 5,638,573
Domo, Inc. Series D	1/24/14	$ 2,533,999
Editas Medicine, Inc. Series B	8/4/15	$ 1,761,791
Immunocore Ltd. Series A	7/27/15	$ 3,482,067
Security	Acquisition Date	Acquisition Cost
Intellia Therapeutics, Inc. Series B	8/20/15	$ 872,351
Jet.Com, Inc. Series B1	11/24/15	$ 10,499,998
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 1,692,030
Moderna LLC Series E	12/18/14	$ 8,652,733
NJOY, Inc. Series D	2/14/14	$ 1,528,156
Nutanix, Inc. Series E	8/26/14	$ 3,680,702
RaNA Therapeutics LLC Series B	7/17/15	$ 1,308,139
Roku, Inc. Series G, 8.00%	10/1/14	$ 859,496
Roku, Inc. Series H	11/9/15	$ 349,919
RPI International Holdings LP	5/21/15	$ 2,616,083
Snapchat, Inc. Series F	3/25/15	$ 3,499,991
Space Exploration Technologies Corp. Class A	10/16/15	$ 8,722,089
Security	Acquisition Date	Acquisition Cost
Space Exploration Technologies Corp. Series G	1/20/15	$ 4,177,960
Stemcentrx, Inc. Series G	8/14/15	$ 13,089,024
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 2,863,933
Taboola.Com Ltd. Series E	12/22/14	$ 3,455,249
The Honest Co., Inc.	8/21/14	$ 256,936
The Honest Co., Inc. Series C	8/21/14	$ 599,509
The Honest Co., Inc. Series D	8/3/15	$ 872,273
Tory Burch LLC unit	5/14/15	$ 17,704,966
Turn, Inc. Series E	12/30/13	$ 1,717,056
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 17,000,007
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 1,727,583
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$ 5,235,000
YourPeople, Inc. Series C	5/1/15	$ 22,753,949
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 62,123
Fidelity Securities Lending Cash Central Fund	1,939,592
Total	$ 2,001,715
Other Information

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,136,079,097	$ 2,064,170,612	$ 54,248,521	$ 17,659,964
Consumer Staples	1,006,762,050	1,004,162,052	-	2,599,998
Energy	107,579,742	107,579,742	-	-
Financials	347,598,001	344,538,582	-	3,059,419
Health Care	2,490,693,421	2,415,241,723	23,370,119	52,081,579
Industrials	902,518,191	865,909,514	-	36,608,677
Information Technology	4,269,736,584	4,180,097,881	6,166,387	83,472,316
Materials	103,562,466	103,562,466	-	-
Telecommunication Services	55,575,767	55,575,767	-	-
Money Market Funds	209,159,453	209,159,453	-	-
Total Investments in Securities:	$ 11,629,264,772	$ 11,349,997,792	$ 83,785,027	$ 195,481,953
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 86,895,608
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(10,091,565)
Cost of Purchases	132,304,877
Proceeds of Sales	(13,626,967)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 195,481,953
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2015	$ (6,378,480)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2015

Assets
Investment in securities, at value (including securities loaned of $172,195,271) - See accompanying schedule: Unaffiliated issuers (cost $8,715,373,587)	$ 11,420,105,319
Fidelity Central Funds (cost $209,159,453)	209,159,453
Total Investments (cost $8,924,533,040)		$ 11,629,264,772
Cash		43,116
Receivable for investments sold		9,250,839
Dividends receivable		9,319,809
Distributions receivable from Fidelity Central Funds		222,369
Prepaid expenses		26,498
Other receivables		3,941
Total assets		11,648,131,344

Liabilities
Payable for investments purchased
Regular delivery	$ 3,619,930
Delayed delivery	1,598,160
Accrued management fee	6,063,979
Other affiliated payables	717,188
Other payables and accrued expenses	257,301
Collateral on securities loaned, at value	177,469,003
Total liabilities		189,725,561

Net Assets		$ 11,458,405,783
Net Assets consist of:
Paid in capital		$ 8,738,434,909
Undistributed net investment income		35,069,004
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,643,208)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,704,545,078
Net Assets		$ 11,458,405,783

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2015

Series Growth Company:
Net Asset Value, offering price and redemption price per share ($4,602,478,848 ÷ 351,956,198 shares)	$ 13.08

Class F:
Net Asset Value, offering price and redemption price per share ($6,855,926,935 ÷ 523,504,871 shares)	$ 13.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2015

Investment Income
Dividends		$ 111,339,271
Income from Fidelity Central Funds		2,001,715
Total income		113,340,986

Expenses
Management fee
Basic fee	$ 60,426,756
Performance adjustment	6,972,394
Transfer agent fees	7,305,717
Accounting and security lending fees	1,364,876
Custodian fees and expenses	257,048
Independent trustees' compensation	46,427
Audit	79,206
Legal	27,756
Miscellaneous	87,393
Total expenses before reductions	76,567,573
Expense reductions	(177,746)	76,389,827
Net investment income (loss)		36,951,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,370,318)
Foreign currency transactions	(276,975)
Total net realized gain (loss)		(15,647,293)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $172,578)	929,619,629
Assets and liabilities in foreign currencies	(6,635)
Total change in net unrealized appreciation (depreciation)		929,612,994
Net gain (loss)		913,965,701
Net increase (decrease) in net assets resulting from operations		$ 950,916,860

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,951,159	$ 30,451,706
Net realized gain (loss)	(15,647,293)	55,152,795
Change in net unrealized appreciation (depreciation)	929,612,994	1,514,968,133
Net increase (decrease) in net assets resulting from operations	950,916,860	1,600,572,634
Distributions to shareholders from net investment income	(29,612,988)	(7,823,212)
Distributions to shareholders from net realized gain	(59,029,508)	-
Total distributions	(88,642,496)	(7,823,212)
Share transactions - net increase (decrease)	88,642,433	(388,156,548)
Total increase (decrease) in net assets	950,916,797	1,204,592,874

Net Assets
Beginning of period	10,507,488,986	9,302,896,112
End of period (including undistributed net investment income of $35,069,004 and undistributed net investment income of $29,067,084, respectively)	$ 11,458,405,783	$ 10,507,488,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Growth Company Fund

Years ended November 30,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.10	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.03	.02	.01
Net realized and unrealized gain (loss)	1.04	1.80	.28
Total from investment operations	1.07	1.82	.29
Distributions from net investment income	(.02)	(.01)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.09)	(.01)	-
Net asset value, end of period	$ 13.08	$ 12.10	$ 10.29
Total ReturnB, C	8.94%	17.67%	2.90%
Ratios to Average Net AssetsE, H
Expenses before reductions	.79%	.74%	.76%A
Expenses net of fee waivers, if any	.79%	.74%	.76%A
Expenses net of all reductions	.79%	.74%	.76%A
Net investment income (loss)	.24%	.22%	.87%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,602,479	$ 4,353,274	$ 4,063,472
Portfolio turnover rateF	18%	14%	1%I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 7, 2013 (commencement of operations) to November 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Growth Company Fund Class F

Years ended November 30,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.11	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.04	.01
Net realized and unrealized gain (loss)	1.05	1.79	.28
Total from investment operations	1.10	1.83	.29
Distributions from net investment income	(.04)	(.01)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.11)	(.01)	-
Net asset value, end of period	$ 13.10	$ 12.11	$ 10.29
Total ReturnB, C	9.20%	17.80%	2.90%
Ratios to Average Net AssetsE, H
Expenses before reductions	.63%	.57%	.57%A
Expenses net of fee waivers, if any	.63%	.57%	.57%A
Expenses net of all reductions	.63%	.57%	.57%A
Net investment income (loss)	.40%	.39%	1.06%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,855,927	$ 6,154,215	$ 5,239,424
Portfolio turnover rateF	18%	14%	1% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 7, 2013 (commencement of operations) to November 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth Company and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$ 195,481,953	Last transaction price	Transaction price	$1.00 - $120.93 / $35.13	Increase
		Market comparable	EV/EBITDA multiple Discount for lack of marketability EV/Sales multiple Discount rate P/E multiple Premium to multiple Premium rate Liquidity preference	8.4 15.0% - 20.0% / 16.1% 1.5 - 23.0 / 7.0 8.0% - 50.0% / 12.1% 12.8 2.7 86.4% 8.3%	Increase Decrease Increase Decrease Increase Increase Increase Increase
		Partnership NAV	Partnership NAV	$137.88	Increase
		Proposed transaction price	Transaction price	$0.50	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,222,013,465
Gross unrealized depreciation	(523,043,926)
Net unrealized appreciation (depreciation) on securities	$ 2,698,969,539
Tax Cost	$ 8,930,295,233

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 35,069,005
Capital loss carryforward	$ (13,881,015)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,698,955,463

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (13,881,015)
Long-term	-
Total no expiration	(13,881,015)
Total capital loss carryforward	$ (13,881,015)

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$ 86,891,843	$ 7,823,212
Long-term Capital Gains	1,750,653	-
Total	$ 88,642,496	$ 7,823,212

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,984,530,204 and $1,919,521,810, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Growth Company. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth Company	$ 7,305,717.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37,180 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,484 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The

Annual Report

7. Security Lending - continued

Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,939,592. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $70,140 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $44,731, and a portion of class-level operating expenses as follows:

Amount
Series Growth Company	$ 62,875

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Series Growth Company	$ 8,276,602	$ 2,749,294
Class F	21,336,386	5,073,918
Total	$ 29,612,988	$ 7,823,212
From net realized gain
Series Growth Company	$ 24,475,300	$ -
Class F	34,554,208	-
Total	$ 59,029,508	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2015	2014	2015	2014
Series Growth Company
Shares sold	5,591,937	12,461,563	$ 72,622,934	$ 131,526,611
Reinvestment of distributions	2,812,789	272,478	32,751,902	2,749,294
Shares redeemed	(16,319,026)	(47,646,612)	(207,986,809)	(513,975,846)
Net increase (decrease)	(7,914,300)	(34,912,571)	$ (102,611,973)	$ (379,699,941)
Class F
Shares sold	26,155,838	40,405,118	$ 334,771,011	$ 438,659,163
Reinvestment of distributions	4,800,256	502,866	55,890,594	5,073,918
Shares redeemed	(15,442,203)	(41,892,689)	(199,407,199)	(452,189,688)
Net increase (decrease)	15,513,891	(984,705)	$ 191,254,406	$ (8,456,607)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Growth Company Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544, or for Class F, call 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Series Growth Company designates 100% and Class F designates 98% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Series Growth Company and Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section l(h)(ll)of the Internal Revenue Code.

The fund will notify shareholders in January 20l6 of amounts for use in preparing 20l5 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month period shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Growth Company Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS7-ANN-0116
1.968007.102

Item 2. Code of Ethics

As of the end of the period, November 30, 2015, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund and Fidelity Series Growth Company Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$101,000	$-	$6,000	$8,500
Fidelity Series Growth Company Fund	$46,000	$-	$5,800	$2,900

November 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$48,000	$-	$7,200	$7,800
Fidelity Series Growth Company Fund	$46,000	$-	$6,100	$2,600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Growth Strategies Fund, and Fidelity New Millennium Fund (the "Funds"):

Services Billed by PwC

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$53,000	$-	$3,300	$2,700
Fidelity New Millennium Fund	$60,000	$-	$17,300	$3,100

November 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$50,000	$-	$3,400	$2,400
Fidelity New Millennium Fund	$57,000	$-	$8,800	$2,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2015A	November 30, 2014A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$10,000	$640,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2015A	November 30, 2014A
Audit-Related Fees	$5,890,000	$5,185,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2015 A	November 30, 2014 A
PwC	$7,075,000	$6,500,000
Deloitte Entities	$155,000	$1,740,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2016
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 27, 2016